    As filed with the Securities and Exchange Commission on September 5, 2014


                                                            File Nos. 333-161443

                                                                       811-03365


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.

                                                                              []


                        Post-Effective Amendment No. 7


                                                                             [x]
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 520


                                                                             [x]
                        (Check Appropriate Box or Boxes)



                    MetLife Investors USA Separate Account A

                           (Exact Name of Registrant)



                    MetLife Investors USA Insurance Company

               11225 North Community House Road, Charlotte, NC 28277


        (Address of Depositor's Principal Executive Offices) (Zip Code)


               Depositor's Telephone Number, including Area Code

                                 (800) 989-3752


                    (Name and Address of Agent for Service)


                                 Eric T. Steigerwalt

                                     President

                    MetLife Investors USA Insurance Company


                         11225 North Community House Road

                               Charlotte, NC 28277




                                   COPIES TO:


                                W. Thomas Conner

                                 Reed Smith LLP

                              1301 K Street, N.W.

                             Suite 1100-East Tower

                           Washington, D.C. 20005-331


                 (Approximate Date of Proposed Public Offering)


It is proposed that this filing will become effective (check appropriate box):


[]     immediately upon filing pursuant to paragraph (b) of Rule 485.



[]     on (date) pursuant to paragraph (b) of Rule 485.



[X]     60 days after filing pursuant to paragraph (a)(1) of Rule 485.


[]    on (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:


[]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Registered: Individual Variable Annuity Contracts

NOTE

This registration statement incorporates herein by reference the Statement of Additional Information dated April 28, 2014 (File Nos. 333-161443/811-03365) filed on April 9, 2014 pursuant to Rule 485(b).

THE VARIABLE ANNUITY CONTRACT

ISSUED BY

[METLIFE INVESTORS USA INSURANCE COMPANY]

AND

METLIFE INVESTORS USA SEPARATE ACCOUNT A

METLIFE GROWTH AND INCOME/SM/

NOVEMBER 17, 2014

This prospectus describes the single premium deferred variable annuity contract offered by [MetLife Investors USA Insurance Company] (MetLife USA or we or us). The contract is offered for individuals and some tax-qualified and non tax-qualified retirement plans. The contract includes a Guaranteed Withdrawal Benefit for Life ("GWB") feature that allows for guaranteed withdrawals that begin when the youngest Annuitant reaches age 59 1/2 and last for the life or lives of the Annuitant(s) provided that specified conditions are met. THIS FEATURE DOES NOT ESTABLISH OR GUARANTEE ANY CONTRACT VALUE OR MINIMUM RETURN FOR ANY INVESTMENT OPTION AND THE GWB VALUE CANNOT BE TAKEN AS A LUMP SUM.

The annuity contract has a single Investment Option. Your Contract Value also may be allocated to the Fidelity VIP Money Market Portfolio (the MONEY MARKET PORTFOLIO) under certain circumstances, as described in "Purchase--Free Look". Please see page 12 for more information.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
(INVESTOR CLASS):
FIDELITY(R) VIP FUNDSMANAGER(R) 50% PORTFOLIO

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife USA Variable Annuity contract.

To learn more about the MetLife USA Variable Annuity contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 28, 2014. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 42 of this prospectus. For a free copy of the SAI, or for further information, call us at (800) 544-2442, or write the Annuity Service Center: P.O. Box 770001, Cincinnati, OH 45277-0050.

THE CONTRACTS:

ARE NOT BANK DEPOSITS
ARE NOT FDIC INSURED
ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY ANY BANK OR CREDIT UNION
MAY BE SUBJECT TO LOSS OF PRINCIPAL

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOVEMBER 17, 2014

                     --------------------------------------
                     INFORMATION CONTAINED HEREIN IS
                     SUBJECT TO COMPLETION OR AMENDMENT. A
                     REGISTRATION STATEMENT RELATING TO
                     THESE SECURITIES HAS BEEN FILED WITH
                     THE SECURITIES AND EXCHANGE
                     COMMISSION. THESE SECURITIES MAY NOT
                     BE SOLD NOR MAY OFFERS TO BUY BE
                     ACCEPTED PRIOR TO THE TIME THE
                     REGISTRATION STATEMENT BECOMES
                     EFFECTIVE. THIS PROSPECTUS SHALL NOT
                     CONSTITUTE AN OFFER TO SELL OR THE
                     SOLICITATION OF AN OFFER TO BUY NOR
                     SHALL THERE BE ANY SALE OF THESE
                     SECURITIES IN ANY STATE IN WHICH SUCH
                     OFFER, SOLICITATION OR SALE WOULD BE
                     UNLAWFUL PRIOR TO REGISTRATION OR
                     QUALIFICATION UNDER THE SECURITIES
                     LAW OF ANY SUCH STATE.
                     --------------------------------------

TABLE OF CONTENTS

INDEX OF SPECIAL TERMS............................  4
HIGHLIGHTS........................................  5
FEE TABLES AND EXAMPLES...........................  7
    Investment Option Expenses....................  9
    Examples...................................... 10
    Condensed Financial Information............... 10
1.  THE ANNUITY CONTRACT.......................... 11
2.  PURCHASE...................................... 12
    Purchase Payments............................. 12
    Allocation of Purchase Payments............... 12
    Free Look..................................... 12
    Accumulation Units............................ 13
    Contract Value................................ 14
    Replacement of contracts...................... 14
3.  INVESTMENT OPTIONS............................ 15
    Money Market Portfolio........................ 16
    Voting Rights................................. 16
    Substitution of Investment Options............ 16
4.  EXPENSES...................................... 17
    Product Charges............................... 17
       Variable Account Product Charges........... 17
       Surrender Charge........................... 17
    Premium and Other Taxes....................... 18
    Exchange Fee.................................. 18
    Income Taxes.................................. 18
    Investment Option Expenses.................... 18
5.  ANNUITY PAYMENTS (THE INCOME
     PHASE)....................................... 19
    Annuity Date.................................. 19
    Annuity Income Options........................ 19
    Additional Information........................ 20
6.  ACCESS TO YOUR MONEY.......................... 22
    Systematic Withdrawal Program................. 22
    Suspension of Payments or Exchanges........... 23
7.  GUARANTEED WITHDRAWAL BENEFIT FOR
     LIFE......................................... 24
    GWB Amount.................................... 25
    GWB Value..................................... 26
    Withdrawals Before Youngest Annuitant Reaches
     Age 59 1/2................................... 26
    Withdrawals in Excess of Annual GWB
     Amount....................................... 26
    Conversion of GWB Amount to Annuity
     Payments..................................... 27
    Additional Information........................ 28

 8.  PERFORMANCE...................................... 29
 9.  DEATH BENEFIT DURING THE
      ACCUMULATION PHASE.............................. 30
     Death Benefit.................................... 30
     General Death Benefit Provisions................. 31
     Spousal Continuation............................. 32
10.  FEDERAL INCOME TAX STATUS........................ 33
11.  OTHER INFORMATION................................ 39
     MetLife USA...................................... 39
     The Variable Account............................. 39
     Distributor...................................... 39
     Selling Firms.................................... 40
     Compensation Paid to Selling Firm................ 40
     Additional Compensation.......................... 40
     Requests and Elections........................... 40
     Confirming Transactions.......................... 41
     Ownership........................................ 41
     Legal Proceedings................................ 42
     Financial Statements............................. 42
     Table of Contents of the Statement of Additional
      Information..................................... 42
APPENDIX A--Accumulation Unit Values.................. 43
APPENDIX B--Death Benefit Examples.................... 44
APPENDIX C--Guaranteed Withdrawal Benefit for
 Life Examples........................................ 45

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page and are capitalized wherever they appear in the text.

                                                           Page

               Accumulation Phase                            11

               Accumulation Unit                             13

               Adjusted Purchase Payment                     19

               Annuitant                                     42

               Annuity Date                                  19

               Annuity Income Options                        19

               Annuity Payments                              19

               Beneficiary                                   41

               Business Day                                  12

               Contract Value                                14

               Contract Year                                  5

               Free Look Period                               5

               Good Order                                    41

               GWB Amount                                    25

               GWB Value                                     25

               Income Phase                                  11

               Investment Option                             15

               Money Market Period                            5

               Money Market Portfolio                         1

               Owner                                         41

               Purchase Payments                             12

               Variable Account                              39

               Withdrawal Percentage                         25

HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the Owner, and us, the insurance company, where you agree to make one Purchase Payment to us and we agree to make a series of Annuity Payments at a later date. Your Contract Value will be invested on a tax-deferred basis in the Fidelity VIP FundsManager 50% Portfolio. The contract is intended for retirement savings or other long-term investment purposes. The contract includes a Guaranteed Withdrawal Benefit for Life (GWB) feature that allows for guaranteed withdrawals that begin when the youngest Annuitant reaches age
59 1/2 and last for the life or lives of the Annuitant(s). We are obligated to pay all money we owe under the contracts, including death benefits, Annuity Payments, and amounts due under the GWB. Any such amount that exceeds the assets in the Variable Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information -- The Variable Account").

It is important that you carefully manage withdrawals under the GWB feature. EXCESS WITHDRAWALS (WHICH INCLUDE ALL WITHDRAWALS PRIOR TO THE YOUNGEST ANNUITANT REACHING AGE 59 1/2 ) MAY SIGNIFICANTLY REDUCE THE INCOME YOU RECEIVE FROM THE GWB FEATURE (PARTICULARLY WHEN THE CONTRACT VALUE IS LOWER THAN THE GWB VALUE), AND AN EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO WILL TERMINATE THE CONTRACT (see "Guaranteed Withdrawal Benefit for Life--Managing Your Withdrawals" for more information).

The contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the first five Contract Years, we may assess a 2% surrender charge. (A CONTRACT YEAR is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) The Income Phase occurs when you begin receiving regular Annuity Payments from your contract.

If you choose to annuitize the contract, your Annuity Payments will be made on a fixed basis. The amount of each payment generally will not change during the Income Phase.

TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals on a tax-qualified and non-tax qualified basis. For any tax-qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

STATE VARIATIONS. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, exchange rights and limitations, the right to reject Purchase Payments, the right to assess exchange fees, requirements for unisex annuity rates, and the availability of certain features of the GWB. This prospectus describes all the material features of the contract. If you would like to review a copy of the contract and any endorsements, contact our Annuity Service Center.

FREE LOOK. You have the right to cancel the purchase of your contract for at least ten days after you receive it. We assume it will take five days from the day we mail the contract until you receive it. This is called the FREE LOOK PERIOD. The time you have to return your contract may be longer, depending on the state where you purchase the contract and other factors. Some states allow us to refund your Contract Value plus any deductions made for premium taxes. Other states, and in the case of a qualified contract, federal tax laws, require that we return at least your Purchase Payment for a specified amount of time after the contract is issued.

If your contract is a qualified contract or if state law requires that we return at least the amount of your Purchase Payment, then your contract will be invested entirely in the Money Market Portfolio for either 15 days or the length of time we are required to return at least the amount of your Purchase Payment, whichever is longer. This is called the MONEY MARKET PERIOD. Then at the close of the Business Day in which the Money Market Period expires, we will transfer your Contract Value to the Fidelity VIP FundsManager 50% Portfolio. Together with your contract, we will provide notice to you of the date on which your Free Look Period ends. If you cancel the contract during the Money Market Period, we will return the greater of your Purchase Payment or your Contract Value. For other cancellations, we will pay you your Contract Value. If your contract is a non-qualified contract and state law requires that we return an amount based on your Contract Value, then your Purchase Payment will be invested in the Fidelity VIP FundsManager 50% Portfolio beginning on the contract date.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the Accumulation Phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the Income Phase are considered partly a return of your original investment until your investment is returned.

NON-NATURAL PERSONS AS OWNERS. The Owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). A contract generally may have two Owners (both of whom must be individuals and who must be spouses). If the Owner of a non-qualified annuity contract is not a natural person (i.e., certain trusts), gains under the contract are generally not eligible for tax deferral, and the distribution on death rules under Internal Revenue Code ("Code") may require payment to begin earlier than expected and may impact the living and/or death benefits.

INQUIRIES. If you need more information, please contact our Annuity Service Center at:

Annuity Service Center
P.O. Box 770001
Cincinnati, Ohio 45277-0050
(800) 634-9361

FEE TABLES AND EXAMPLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or exchange Contract Value between Investment Options. State premium taxes of 0% to 3.5% may also be deducted.

Owner Transaction Expenses Table

        Surrender Charge (Note 1)
        (as a percentage of amount withdrawn)   2%

        Exchange Fee (Note 2)                  $25
                                               $ 0 (First 12 per year)

Note 1. If any amount is withdrawn during the first five Contract Years, a surrender charge may be assessed. Surrender charges are calculated in accordance with the following. (See "Expenses--Surrender Charge.")

             Number of Complete Years from         Surrender Charge
             Contract Date                  (% of Amount Withdrawn)
             -------------                  -----------------------
                     0                          2
                     1                          2
                     2                          2
                     3                          2
                     4                          2
                   5 and thereafter             0

Note 2. Currently, the contract offers only one Investment Option. In the future, we may make additional Investment Options available. There is no charge for the first 12 exchanges in a Contract Year; thereafter the fee is $25 per exchange. MetLife USA is currently waiving the exchange fee, but reserves the right to charge the fee in the future.

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including Investment Option fees and expenses.


   Variable Account Annual Expenses
   (referred to as Variable Account Product Charge)
   (as a percentage of average Contract Value in the Variable Account)

   Mortality and Expense Charge
         Single Annuitant                                               1.90%
         Joint Annuitants                                               2.05%

The next table shows the minimum and maximum total operating expenses charged by the Investment Options that you may pay periodically during the time that you own the contract. An Investment Option may impose a redemption fee in the future. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for that Investment Option and in the following tables.

                                                            Minimum (1) Maximum (2)
                                                            ----------- -----------
Total Annual Portfolio Expenses                                0.28%       0.88%
(expenses that are deducted from Investment Option assets,
including management fees, 12b-1/service fees, and other
expenses)

Note 1. You may not choose to allocate Purchase Payment or exchange Contract Value to the Fidelity VIP Money Market Portfolio. See "Purchase--Free Look" for more information.
Note 2. The total annual portfolio expenses of the Fidelity VIP FundsManager 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses). For contracts issued based on applications signed and dated prior to July 21, 2012, the Fidelity VIP FundsManager 60% Portfolio was offered in place of the Fidelity VIP FundsManager 50% Portfolio. The Total Annual Operating Expenses of the Fidelity VIP FundsManager 50% Portfolio are 0.80%.

For information concerning compensation paid for the sale of the contracts, see "Other Information--Distributor."

INVESTMENT OPTION EXPENSES
(as a percentage of the average daily net assets of an Investment Option)

The following table is a summary. For more complete information on Investment Option fees and expenses, please refer to the prospectus for each Investment Option. Acquired Fund Fees and Expenses are expenses incurred indirectly as a result of investing in shares of one or more underlying portfolios.

                                                              Acquired     Total    Contractual Net Total
                                             12b-1/          Fund Fees    Annual     Fee Waiver    Annual
                                 Management Service    Other       and Operating and/or Expense Operating
                                       Fees    Fees Expenses  Expenses  Expenses  Reimbursement  Expenses
FIDELITY VARIABLE INSURANCE
  PRODUCTS
   Fidelity VIP FundsManager
      50% Portfolio                 0.25%    0.00%    0.00%    0.55%     0.80%       0.05%        0.75%
   Fidelity VIP FundsManager
      60% Portfolio                 0.25%    0.00%    0.00%    0.63%     0.88%       0.05%        0.83%
   Fidelity VIP Money Market
   Portfolio                        0.17%    0.00%    0.11%    0.00%     0.28%          --        0.28%

Notes:

The information shown in the table above was provided by the Investment Options and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Investment Option's 2014 prospectus. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Investment Option's board of directors or trustees, are not shown.

The Fidelity VIP FundsManager 50% Portfolio and the Fidelity VIP FundsManager 60% Portfolio are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Options invest in other funds, each will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

For contracts issued based on applications signed and dated prior to July 21, 2012, the Fidelity VIP FundsManager 60% Portfolio was offered in place of the Fidelity VIP FundsManager 50% Portfolio.

EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, Variable Account Annual Expenses, and Investment Option fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the joint Annuitants Variable Account Product Charge of 2.05% and Total Annual Portfolio Expenses (including Acquired Fund Fees and Expenses) of 0.88% for the Fidelity VIP FundsManager 60% Portfolio and 0.80% for the Fidelity VIP FundsManager 50% Portfolio as the Investment Option fees and expenses. An example based on the Money Market Portfolio's fees and expenses is not presented, because you may not allocate Purchase Payment or Contract Value to the Money Market Portfolio (see "Purchase--Free Look" for more information). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

    ------------------------------------------------------------------------
                                                      TIME PERIODS
    ------------------------------------------------------------------------
                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ------------------------------------------------------------------------
    Fidelity VIP FundsManager 50% Portfolio   $485  $1,054  $1,668   $3,143
    ------------------------------------------------------------------------
    Fidelity VIP FundsManager 60% Portfolio   $493  $1,077  $1,707   $3,219
    ------------------------------------------------------------------------

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:

    ------------------------------------------------------------------------
                                                      TIME PERIODS
    ------------------------------------------------------------------------
                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ------------------------------------------------------------------------
    Fidelity VIP FundsManager 50% Portfolio   $285   $874   $1,488   $3,143
    ------------------------------------------------------------------------
    Fidelity VIP FundsManager 60% Portfolio   $293   $897   $1,527   $3,219
    ------------------------------------------------------------------------

The Examples should not be considered a representation of past or future expenses or annual rates of return of any Investment Option. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

CONDENSED FINANCIAL INFORMATION

Condensed financial information (Accumulation Unit value information) is located in "Appendix A--Accumulation Unit Values" at the end of this prospectus.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity contract offered by us.

The variable annuity contract is a contract between you as the Owner, and us, the insurance company, where we promise to pay an income to you, in the form of Annuity Payments, beginning on a designated date that you select. Until you begin receiving Annuity Payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving Annuity Payments, your contract switches to the INCOME PHASE.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g. an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")

The contract is called a variable annuity because, depending upon market conditions, you can make or lose money in the Investment Option offered, the Fidelity VIP FundsManager 50% Portfolio. The amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Investment Option. You bear the full investment risk for all amounts allocated to the Variable Account.

Fixed Annuity Payments are made from our general account assets. Our general account consists of all assets owned by us other than those in the Variable Account and our other separate accounts. We have sole discretion over the investment of assets in the general account.

The amount of the Annuity Payments you receive during the Income Phase from a fixed Annuity Payment option of the contract generally will remain level for the entire Income Phase. (Please see "Annuity Payments (The Income Phase)" for more information.)

As Owner of the contract, you exercise all interests and rights under the contract. You cannot change the Owner (unless an Owner is removed by court order), except that a contract owned by a revocable grantor trust may be exchanged to the grantor or to another revocable grantor trust where the grantor is the same individual. The contract may be owned by joint Owners (generally limited to two natural persons who must be spouses). We provide more information on this under "Other Information--Ownership."

For contracts owned by a grantor trust, in order for the spousal Beneficiary or joint Annuitant to be able to continue the contract after the first Annuitant's death, federal income tax law requires that the designated Beneficiary must be the Annuitant's spouse on the date of the Annuitant's death. This may impact certain estate planning considerations which depend on the grantor trust being treated as the designated Beneficiary and should be taken into account prior to the purchase of the contract.

All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Any Code reference to "spouses" includes those persons who are married spouses under state law, regardless of sex.

2. PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The Purchase Payment is due on the date the contract is issued. You may not make additional Purchase Payments.

The minimum Purchase Payment we will accept is $50,000.

Generally, you may purchase a tax-qualified contract only with money transferred from a plan qualified under section 401(a) of the Code, a 403(b) mutual fund account or a 403(b) tax sheltered annuity, a governmental 457(b) plan or an IRA. You may purchase a non-qualified contract with money from any source.

If you want to make a Purchase Payment of more than $1 million, you will need our prior approval.

We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks and corporate checks. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")

We also reserve the right to reject a Purchase Payment made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, and traveler's checks.

We reserve the right to reject any application or Purchase Payment. If you are exchanging more than one annuity contract or life insurance policy for this contract, or if your Purchase Payment will be paid from different sources (e.g. personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the Purchase Payment for this contract, provided they are received within 90 days of the date the contract is issued. When you are purchasing a contract by exchanging another annuity contract or life insurance policy, or if your Purchase Payment will be paid from different sources, your contract will be issued on the day we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source.

We reserve the right to revoke the contract if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal $50,000 in aggregate. We also reserve the right to not accept any proceeds received more than 90 days after the contract is issued. If the contract is revoked, we will return the Contract Value without the application of any surrender charges.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your Purchase Payment either to the Fidelity VIP Money Market Portfolio or the Fidelity VIP FundsManager 50% Portfolio, depending on the type of contract and state law regarding the Free Look Period (see "Free Look" below). We will temporarily allocate your Purchase Payment to the Money Market Portfolio for at least 15 days if your contract is a qualified contract or if state law requires that we return at least the amount of your Purchase Payment if you decide to cancel your contract during the Free Look Period. If your contract is a non-qualified contract and state law requires that we return an amount based on your Contract Value, then you will be invested in the Fidelity VIP FundsManager 50% Portfolio beginning on the date the contract is issued.

Once we receive your Purchase Payment and the necessary information, we will issue your contract and allocate your first Purchase Payment within two
(2) Business Days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A Business Day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within five (5) Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information --Requests and Elections.").

FREE LOOK

The law of the state in which your contract is issued or delivered provides you with the right to cancel the purchase of your contract for a limited period of time. The period varies by state, but is never less than ten days from the day you receive your contract. We assume it will take five days from the day we mail the contract until you receive it.

In some states the length of the Free Look Period may be different depending on the source of funds, the age of the purchaser, or for some other reason. Together with your contract, we will notify you of the date on which your Free Look Period ends.

If your contract is a qualified contract or if state law requires that we return at least the amount of your Purchase Payment, then your contract will be invested entirely in the Money Market Portfolio for either 15 days or the length of time we are required to return at least the amount of your Purchase Payment, whichever is longer. At the close of the Business Day in which the Money Market Period expires, we will transfer your Contract Value to the Fidelity VIP FundsManager 50% Portfolio. If your contract is a non-qualified contract and state law requires that we return an amount based on your Contract Value, then you will be invested in the Fidelity VIP FundsManager 50% Portfolio beginning on the contract date.

If you have exchanged more than one annuity contract or life insurance policy for the contract or are funding the Purchase Payment for the contract from different sources, you should expect that the proceeds from the annuity contracts, life insurance policies or other sources will be received by us on different days. We will allocate the first proceeds we receive to the Money Market Portfolio if your contract is either a qualified contract or state law requires that we return at least the amount of your Purchase Payment. If your contract is a non-qualified contract and state law requires that we return an amount based on your Contract Value, we will invest the proceeds in the Fidelity VIP FundsManager 50% Portfolio when we receive them. Your Free Look Period and Money Market Period, if applicable, will commence on the first day we receive proceeds from any of the annuity contracts or life insurance policies you have exchanged from, or from any other source. Any subsequent proceeds that are received after the contract date will be invested according to your most recent allocation instructions unless the Money Market Period, if applicable, has not expired. The receipt of subsequent proceeds will not extend or restart the Free Look Period or the Money Market Period, if applicable, under the contract.

To cancel the purchase of your contract, return the contract to our Annuity Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. Depending on applicable law, we will promptly pay you either your Contract Value or your Purchase Payment. Where we are required by state or federal law to return at least the amount of your Purchase Payment, we will pay you the greater of your Contract Value or your Purchase Payment.

ACCUMULATION UNITS

Your Contract Value will go up or down depending upon the investment performance of the Investment Options. In order to keep track of your Contract Value, we use a unit of measure we call an ACCUMULATION UNIT. (An Accumulation Unit works like a share of a mutual fund.)

Every Business Day, as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an Accumulation Unit for the Investment Option by multiplying the Accumulation Unit value for the immediately preceding Business Day by a factor for the current Business Day. The factor is determined by:

   1) dividing the net asset value per share of the Investment Option at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Investment Option as of that day, by the net asset value per share of the Investment Option for the previous Business Day, and
   2) multiplying it by one minus the Variable Account Product Charges for each day since the last Business Day and any charges for taxes.

The value of an Accumulation Unit may go up or down from day to day.

When we receive any portion of the Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to the Investment Option by the value of the Accumulation Unit for the Investment Option.

A Purchase Payment is credited to a contract on the basis of the Accumulation Unit value next determined after receipt. A Purchase Payment received before the close of the New York Stock Exchange will be credited to your contract that day, after the New York Stock Exchange closes. A Purchase Payment received after the close of the New York Stock Exchange, or on a day when the New York Stock Exchange is closed, will be treated as received on the next day the New York Stock Exchange is open (the next Business Day).

      Example:

      On Monday we receive a Purchase Payment of $50,000 from you before 4:00 p.m. Eastern Time. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Fidelity VIP FundsManager 50% Portfolio is $12.50. We then divide $50,000 by $12.50 and credit your contract on Monday night with 4000 Accumulation Units for the Fidelity VIP FundsManager 50% Portfolio.

CONTRACT VALUE

CONTRACT VALUE is equal to the sum of your interests in the Investment Options. Your interest in each Investment Option is determined by multiplying the number of Accumulation Units for that Investment Option by the value of the Accumulation Unit.

REPLACEMENT OF CONTRACTS

Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

3. INVESTMENT OPTIONS

The contract offers two INVESTMENT OPTIONS, the Money Market Portfolio and either the Fidelity VIP FundsManager 50% Portfolio or the Fidelity VIP FundsManager 60% Portfolio, depending on the date it was issued, as described below. However, you may not choose to allocate the Purchase Payment or exchange Contract Value to the Money Market Portfolio (see "Money Market Portfolio" below for more information). Your Contract Value will be allocated to a single Investment Option. Additional Investment Options may be available in the future.

For contracts issued based on applications signed and dated prior to July 21, 2012, the Fidelity VIP FundsManager 60% Portfolio was offered in place of the Fidelity VIP FundsManager 50% Portfolio.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING US AT: (800) 544-2442. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. Certain Investment Options described in the fund prospectuses may not be available with your contract. A summary of advisers, subadvisers, and investment objectives for each Investment Option is listed below.

The investment objectives and policies of certain of the Investment Options may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.

Shares of the Investment Options may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the Investment Options may conflict. The Investment Options will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

CERTAIN PAYMENTS WE RECEIVE FROM AN INVESTMENT ADVISER OR ITS AFFILIATES. An investment adviser or subadviser of the Investment Options, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to certain other variable insurance products we offer, and, in our role as an intermediary, with respect to the Investment Options in those products. We and our affiliates may profit from these payments. The amount of the payments we receive may be significant and is based on a percentage of assets of the Investment Options attributable to those other variable insurance products we and our affiliates issue.

Additionally, an investment adviser or subadviser of the Investment Options, or its affiliates, may provide us with wholesaling services that assist in the distribution of certain other variable insurance products we or our affiliates offer and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of those variable insurance products.

SELECTION OF INVESTMENT OPTIONS. We select the Investment Options offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we may consider is the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GWB.

We review the Investment Options periodically and may remove an Investment Option or limit its availability to new Purchase Payments and/or exchanges of contract value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from contract owners. In some cases, we have included Investment Options based on recommendations made by selling firms. These selling firms may receive payments from the Investment Options they recommend and may benefit accordingly from the allocation of Contract Value to such Investment Options.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Contract Value of your contract resulting from the performance of the Investment Options.

FIDELITY VARIABLE INSURANCE PRODUCTS
(Investor Class)

Fidelity Variable Insurance Products is a variable insurance product fund with multiple portfolios. Investor Class shares of the following portfolios are offered under the contract:

  .   Fidelity VIP FundsManager 50% Portfolio

   Strategic Advisers, Inc. is the investment manager of the Fidelity VIP FundsManager 50% Portfolio. The Fidelity VIP FundsManager 50% Portfolio seeks high total return.

  .   Fidelity VIP FundsManager 60% Portfolio

   Strategic Advisers, Inc. is the investment manager of the Fidelity VIP FundsManager 60% Portfolio. The Fidelity VIP FundsManager 60% Portfolio seeks high total return.

  .   Fidelity VIP Money Market Portfolio

   Fidelity Management & Research Company is the investment manager of the Money Market Portfolio, and Fidelity Investments Money Management, Inc. and other investment advisers serve as subadvisers. The Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

MONEY MARKET PORTFOLIO

We may allocate Contract Value under certain circumstances (see "Purchase--Free Look") to the Money Market Portfolio. You may not choose to allocate or exchange Contract Value to the Money Market Portfolio.

VOTING RIGHTS

We are the legal owner of the Investment Option shares. However, we believe that when an Investment Option solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION OF INVESTMENT OPTIONS

If investment in the Investment Options or a particular Investment Option is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another Investment Option or Investment Options without your consent. The substituted Investment Option may have different fees and expenses. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Options to allocation of Purchase Payments or Contract Value, or both, at any time in our sole discretion. There will always be at least one Investment Option offered under the contract.

4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT CHARGES

VARIABLE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our Variable Account Product Charges (the mortality and expense charge). We do this as part of our calculation of the value of the Accumulation Units. Variable Account Product Charges will no longer apply if you begin to receive Annuity Payments (see "Annuity Options (The Income Phase)") or after the conversion of the GWB Amount to Annuity Payments (see "Guaranteed Withdrawal Benefit for Life--Conversion of GWB Amount to Annuity Payments").

We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.90% (for a single Annuitant) or 2.05% (for joint Annuitants) of the average daily net asset value of each Investment Option.

This charge compensates us for mortality risks we assume for the lifetime withdrawal, Annuity Payment and death benefit guarantees made under the contract. These guarantees include allowing lifetime withdrawals and making Annuity Payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract.

The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

SURRENDER CHARGE

We impose a surrender charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). A surrender charge is assessed against any amount withdrawn during the first five Contract Years, except as described below. A withdrawal made pursuant to a divorce or separation instrument is subject to the same surrender charge provisions described above, if permissible under tax law.

The surrender charge is calculated at the time of each withdrawal in accordance with the following:

             Number of Complete Years from         Surrender Charge
             Contract Date                  (% of Amount Withdrawn)
             -------------                  -----------------------
                      0                                2
                      1                                2
                      2                                2
                      3                                2
                      4                                2
                    5 and thereafter                   0

For a partial withdrawal, you may elect to have the surrender charge deducted either from the remaining Contract Value, if sufficient, or from the amount withdrawn. If the remaining Contract Value is not sufficient, the surrender charge is deducted from the amount withdrawn.

WE DO NOT ASSESS THE SURRENDER CHARGE ON ANY AMOUNTS PAID OUT AS ANNUITY PAYMENTS OR AS DEATH BENEFITS. ALSO, NO SURRENDER CHARGE WILL APPLY TO WITHDRAWALS UNDER THE GWB FEATURE THAT ARE LESS THAN OR EQUAL TO THE GWB AMOUNT. However, a surrender charge will be assessed on withdrawals prior to the youngest Annuitant reaching age 59 1/2 or, thereafter, on any withdrawals in excess of the GWB Amount (see "Guaranteed Withdrawal Benefit for Life" for more information). In addition, we will not assess the surrender charge on required distributions from qualified contracts in order to satisfy federal income tax rules or to avoid federal income tax penalties. This exception applies only to amounts required to be distributed from this contract. Such withdrawals must be made through the Systematic Withdrawal Program, with certain exceptions. (See "Access To Your Money--Systematic Withdrawal Program" for more information.)

PREMIUM AND OTHER TAXES

We reserve the right to deduct from the Purchase Payment, Contract Value, withdrawals, death benefits or Annuity Payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. Premium taxes generally range from 0 to 3.5%, depending on the state. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity Payments begin.

EXCHANGE FEE

Currently, the contract offers only one Investment Option. In the future, we may make additional Investment Options available, in which case you may be able to exchange Contract Value between Investment Options. We currently allow unlimited exchanges without charge during the Accumulation Phase. However, we have reserved the right to limit the number of exchanges to a maximum of 12 per year without charge and to charge an exchange fee of $25 for each exchange greater than 12 in any year. The exchange fee is deducted from the Investment Option from which the exchange is made. However, if the entire interest in an Investment Option is being exchanged, the exchange fee will be deducted from the amount which is exchanged.

INCOME TAXES

We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from and expenses paid out of the assets of each Investment Option, which are described in the fee table in this prospectus and the Investment Option prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each Investment Option.

5. ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular monthly income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your Annuity Date must be at least 30 days after we issue the contract. Annuity Payments must begin by the first day of the calendar month on or after the contract anniversary on or after the oldest Owner's (or, for contracts owned by certain trusts, the oldest Annuitant's) 95th birthday.

When you purchase the contract, the Annuity Date will be the first day of the calendar month on or after the contract anniversary on or after the oldest Owner's (or, for contracts owned by certain trusts, the oldest Annuitant's) 95th birthday. You can change the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state).

ANNUITY INCOME OPTIONS

You can choose among income plans. We call those ANNUITY INCOME OPTIONS. We ask you to choose an Annuity Income Option when you purchase the contract. You can change it at any time before the Annuity Date with 30 days notice to us.

You will receive the Annuity Payments during the Income Phase. The Annuitant is the natural person(s) whose life we look to in the determination of Annuity Payments. The dollar amount of each Annuity Payment generally will not change.

The contract offers two Annuity Income Options. Unless you elect another Annuity Income Option prior to the Annuity Date or you elect an earlier Annuity Date, the contract will default to Annuity Income Option (1).

   ANNUITY INCOME OPTION (1). Under Annuity Income Option (1), on the Annuity Date, we compare the Contract Value to the Adjusted Purchase Payment. The ADJUSTED PURCHASE PAYMENT is a value we use to calculate Annuity Payments under Annuity Income Option (1). At contract issue, the Adjusted Purchase Payment is equal to the Purchase Payment. The Adjusted Purchase Payment is reduced by each withdrawal as described below.

A. Withdrawals Prior to Age 59 1/2. If you make withdrawals before the youngest Annuitant reaches age 59 1/2, the Adjusted Purchase Payment will be reduced for each such withdrawal as follows:

     (1) At the end of the valuation period in which you make the withdrawal, we divide the withdrawal by what the Contract Value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction to the Adjusted Purchase Payment.
     (2) Multiply the percentage determined in (1) by the Adjusted Purchase Payment immediately before the withdrawal.
     (3) Take the Adjusted Purchase Payment prior to the withdrawal and reduce it by the amount determined in (2).

B. Withdrawals On or After Age 59 1/2.

  (i) If total withdrawals in any Contract Year after the youngest Annuitant reaches age 59 1/2 do not exceed the GWB Amount for that same Contract Year, the Adjusted Purchase Payment is reduced by the dollar amount of the withdrawal(s).

 (ii) If you make withdrawals on or after the date the youngest Annuitant reaches age 59 1/2 and the total withdrawals in a Contract Year are greater than the GWB Amount for that Contract Year, then the Adjusted Purchase Payment will be reduced for each such withdrawal as follows:

     (1) Determine the portion of the most recent withdrawal that, in combination with the sum of all other withdrawals taken in the current Contract Year, exceeds the GWB Amount for that Contract Year.
     (2) Determine what the Contract Value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that Contract Year.
     (3) Determine the percentage reduction in the Adjusted Purchase Payment by dividing the amount determined in (1) by the amount determined in (2).
     (4) Multiply the percentage determined in (3) by the Adjusted Purchase Payment prior to the excess withdrawal.
     (5) Take the Adjusted Purchase Payment prior to the withdrawal and first reduce it by the amount of the GWB Amount for that Contract Year, then further reduce it by the amount determined in (4).

   For example, assume your contract has one Annuitant who is age 55 and you made a $25,000 Purchase Payment (the example does not reflect the deduction of income taxes or tax penalties, or fees and charges):

         . At issue, the Adjusted Purchase Payment is equal to the Purchase Payment, $25,000.

         . Assume that your Contract Value is $30,000 later in that Contract Year, and you make one $5,000 withdrawal. Because the withdrawal is made prior to the youngest Annuitant reaching age 59 1/2, the Adjusted Purchase Payment would be reduced by $5,000 divided by $30,000, or 16.67%. The result is a new Adjusted Purchase Payment of $20,833 ($25,000 minus [$25,000 multiplied by 16.67%]).

         . Assume that six years later, your Contract Value is $40,000, you have begun taking withdrawals under the GWB feature, your GWB Amount is $1,600, and you make total withdrawals of $5,000 in that Contract Year. The GWB Amount reduces the Adjusted Purchase Payment by the dollar amount of the GWB Amount, however because you make an excess withdrawal of $3,400 ($5,000 minus $1,600), the Adjusted Purchase Payment would be further reduced by [$3,400 divided by ($40,000 minus $1,600)], or 8.85%. The result is a new Adjusted Purchase Payment of $17,531 ($20,833 minus $1,600 minus [($20,833 minus $1,600) multiplied by 8.85%]).

   If the Adjusted Purchase Payment is greater than or equal to the contract value: you will receive Annuity Payments equal to your eligible GWB Amount (see "Guaranteed Withdrawal Benefit for Life" for more information) that will be paid to you as Annuity Payments until there is no longer any living Annuitant.

   If on the death of the last surviving Annuitant the total of all Annuity Payments on or after the Annuity Date is less than the Adjusted Purchase Payment, we will pay to the Beneficiary the GWB Amount as Annuity Payments until the total payments made to the Annuitant(s) and Beneficiary (or if there is no living Beneficiary to the last surviving Beneficiary's estate) are equal to the Adjusted Purchase Payment.

   If the Contract Value on the Annuity Date is greater than the Adjusted Purchase Payment: you will receive Annuity Payments equal to the greater of
   (a) or (b), where (a) is your eligible GWB Amount and (b) is the amount of Annuity Payments that will be paid to you by applying your Contract Value determined as of the Annuity Date (less premium and other taxes) to annuity income purchase rates that will pay you monthly Annuity Payments terminating with the last payment due prior to the death of the last living Annuitant.

   If on the death of the last surviving Annuitant the total of all Annuity Payments on or after the Annuity Date is less than the Contract Value on the Annuity Date, we will refund the difference to your Beneficiary (or if there is no living Beneficiary to the last surviving Beneficiary's estate).

   Annuity Income Option (1) is only available on the latest possible Annuity Date unless the GWB Amount is converted to an Annuity Payment as described in "Guaranteed Withdrawal Benefit for Life--Conversion of GWB Amount To Annuity Payments." The latest possible Annuity Date is the first day of the calendar month on or after the contract anniversary on or after the oldest Owner's (or, for contracts owned by certain trusts, the oldest Annuitant's) 95th birthday (or earlier if required by state law).

   ANNUITY INCOME OPTION (2). You may have the Contract Value determined as of the Annuity Date (less premium and other taxes) applied to annuity income purchase rates that will pay you monthly Annuity Payments until there is no longer any living Annuitant or for 120 monthly payments, whichever is longer.

   If the surviving Annuitant dies before we have made all Annuity Payments due under the contract, any remaining Annuity Payments will be paid to the Beneficiary or if there is no living Beneficiary to the last surviving Beneficiary's estate. The Beneficiary or estate may choose instead to receive the present value of the remaining Annuity Payments in a lump sum. The present value is determined by commuting the future guaranteed annuity income using the annuity income purchase rates in effect at that time.

   This Annuity Income Option is available on any Annuity Date. IF ELECTED, BENEFITS UNDER THE GWB FEATURE WILL TERMINATE.

ADDITIONAL INFORMATION

If your Annuity Payments would be or become less than $20 a month, we have the right to change the frequency of payments so that your Annuity Payments are at least $20.

We may require proof of age or sex of an Annuitant before making any Annuity Payments under the contract that are measured by the Annuitant's life. If an Annuitant's age or sex has been misstated, we will adjust the amount of monthly annuity income to the amount that would have been provided at the correct age or sex. Once annuity income has begun, any overpayments or underpayments, with interest at 6% per annum, will be, as appropriate, deducted from or added to the payment or payments made after the adjustment.

In the event that you purchased the contract as a tax-qualified contract, you must take distribution of the Contract Value in accordance with the minimum required distribution rules set forth in applicable tax law. Under certain circumstances, you may satisfy those requirements by electing an annuity option. Upon your death, if Annuity Payments have already begun, the death benefit would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death. (See "Federal Income Tax Status" and the Statement of Additional Information for more details.)

6. ACCESS TO YOUR MONEY

You can have access to the money in your contract by making a withdrawal (either a partial or a complete withdrawal) or by electing to receive Annuity Payments. Your Beneficiary can have access to the money in the contract when a death benefit is paid.

Under most circumstances, withdrawals can only be made during the Accumulation Phase. Partial withdrawals before the youngest Annuitant reaches age 59 1/2 or withdrawals that exceed the Guaranteed Withdrawal Benefit Amount allowed under the Guaranteed Withdrawal Benefit For Life feature may significantly impact the Guaranteed Withdrawal Benefit Amount by proportionally reducing the GWB Value upon which the benefit is determined. These reductions in the GWB Value and GWB Amount may be significant particularly when the Contract Value is lower than the GWB Value. (See "Guaranteed Withdrawal Benefit for Life" for more information.)

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the Contract Value of the contract at the end of the Business Day when we receive a written request for a withdrawal, less any applicable surrender charge.

Currently the contract offers a single Investment Option. If we add additional Investment Options in the future, any partial withdrawal will be made pro rata from the Investment Option(s) you selected unless you instruct us otherwise. Under most circumstances the amount of any partial withdrawal must be for at least $50. You may request partial withdrawals by sending a letter to the Annuity Service Center or calling us there. Withdrawals by telephone or internet (where otherwise available) are limited as follows: (1) no withdrawal may be for more than $100,000; (2) total telephone withdrawals in a seven day period cannot total more than $100,000; and (3) if we have recorded an address change for an Owner during the past 10 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone and internet withdrawal requirements or limitations.

We will pay the amount of any withdrawal from the Variable Account within seven days of when we receive the request in Good Order unless the suspension of payments or exchanges provision is in effect.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract Owner's check that has not yet cleared (I.E., that could still be dishonored by the contract Owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

In order to withdraw all or part of your Contract Value, you must submit a request to our Annuity Service Center. (See "Other Information--Requests and Elections."). We have to receive your withdrawal request in our Annuity Service Center prior to the Annuity Date or last Owner's death. If we are presented in Good Order with notification of the death of the last surviving Annuitant before any requested transaction is completed (including transactions under Systematic Withdrawal Programs), we will cancel the request.

There are limits to the amount you can withdraw from certain tax-qualified contracts. (See "Federal Income Tax Status.")

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

SYSTEMATIC WITHDRAWAL PROGRAM

You may use the Systematic Withdrawal Program to make withdrawals in an amount up to your eligible GWB Amount on a periodic basis. Systematic withdrawals must be at least $50 on a monthly, quarterly, semi-annual or annual basis. If you make an additional withdrawal that is not part of a Systematic Withdrawal Program, we will terminate the program for the remainder of the Contract Year, and you must re-enroll to start a new Systematic Withdrawal Program.

Your Systematic Withdrawal Program transactions will take place on the first day of the month for the period you selected. If the New York Stock Exchange is closed on the scheduled day in a particular month, the withdrawal will take place on the next Business Day.

If your contract is a qualified contract and you are subject to required minimum distributions ("MRD") under the Code, you must agree to receive your MRD through our Systematic Withdrawal Program so that we do not treat that part of your MRD that exceeds the GWB Amount as an excess withdrawal. (See "Guaranteed Withdrawal Benefit for Life--Withdrawals in Excess of Annual GWB Amount" for more information.)

IN ORDER TO RECEIVE THE GREATER OF YOUR ELIGIBLE GWB AMOUNT OR MRD, YOU MUST AGREE TO THE FOLLOWING CONDITIONS:

  (1) You must elect to receive the greater of the GWB Amount and the MRD and authorize us to calculate the MRD for you;
  (2) The MRD for a calendar year will be determined by us exclusively from the Contract Value of this contract;
  (3) No MRD withdrawal may occur until after December 31st of the calendar year in which your contract was issued;
  (4) If the contract was purchased prior to your reaching age 70 1/2, your first MRD must be withdrawn in the calendar year in which you reach age 70 1/2 (even though the Code allows you to delay your first MRD until April 1st of the following calendar year). We require this because only one calendar year's MRD will qualify for the exception to withdrawals in excess of the GWB Amount; and
  (5) If you make a withdrawal other than through this Systematic Withdrawal Program, you will no longer be eligible to receive the greater of the MRD or GWB Amount during that Contract Year, and any amounts withdrawn in excess of the GWB Amount will be considered excess withdrawals (see "Guaranteed Withdrawal Benefit for Life--Withdrawals in Excess of Annual GWB Amount"). The Systematic Withdrawal Program will terminate and you must re-enroll in the Systematic Withdrawal Program for the next Contract Year.

We reserve the right to limit or modify this Systematic Withdrawal Program if we determine that the program will cause us to distribute during any Contract Year an amount more than the greater of the GWB Amount or the MRD for any calendar year.

Each Systematic Withdrawal may be subject to federal income taxes, including any penalty tax that may apply. We reserve the right to modify or discontinue the Systematic Withdrawal Program except as necessary to meet MRD withdrawals as described above. (For a discussion of the surrender charge, see "Expenses" above.)

SUSPENSION OF PAYMENTS OR EXCHANGES

We may be required to suspend or postpone payments for withdrawals or exchanges for any period when:

  . the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  .   trading on the New York Stock Exchange is restricted;
  . an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the Investment Options is not reasonably practicable or we cannot reasonably value the shares of the Investment Options;
  . or during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner's ability to make certain transactions and thereby refuse to accept any requests for exchanges, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7. GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Your contract is issued with a living benefit feature that offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). This feature is called the Guaranteed Withdrawal Benefit for Life (GWB).

The GWB guarantees that when the youngest Annuitant reaches age 59 1/2, you are eligible to withdraw a specific amount each Contract Year called the Guaranteed Withdrawal Benefit Amount ("GWB Amount"). The GWB Amount, described below, is available for withdrawal each Contract Year during the Annuitant(s)' lifetime regardless of your Contract Value. You may make partial withdrawals up to the GWB Amount during the Contract Year. You are not required to make any withdrawals. However, unused portions of the GWB Amount are not cumulative and do not carry over into future Contract Years.

The GWB Amount is determined each Contract Year by multiplying the Guaranteed Withdrawal Benefit Value ("GWB Value"), described below, by the Withdrawal Percentage, also described below. THE GWB VALUE DOES NOT ESTABLISH OR GUARANTEE ANY CONTRACT VALUE OR MINIMUM RETURN FOR ANY INVESTMENT OPTION AND CANNOT BE TAKEN AS A LUMP SUM. Income taxes and penalties may apply to your withdrawals.

No benefit is payable until the youngest Annuitant reaches age 59 1/2. Withdrawals prior to the youngest Annuitant reaching 59 1/2 will decrease the GWB Value as described below in "Withdrawals Before Youngest Annuitant Reaches Age 59 1/2". The Annuitant(s) will be listed on the contract and may not be changed after the contract date (except by court order).

YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE GWB FEATURE. FOR EXAMPLE, TAKING YOUR FIRST WITHDRAWAL AT A YOUNGER AGE MAY RESULT IN A LOWER WITHDRAWAL PERCENTAGE. HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY).

You have the option of receiving withdrawals under the GWB feature or receiving payments under an Annuity Income Option. You should consult with your registered representative when deciding how to receive income under this contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the GWB Value (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization.

At any time during the Accumulation Phase, you can elect to annuitize under current annuity rates. This may provide higher income amounts if the current annuity option rates applied to the Contract Value on the Annuity Date exceed the GWB Amount payments. Also, after-tax annuity income payment amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GWB feature. (See "Federal Income Tax Status")

TAX TREATMENT. The tax treatment of withdrawals under the GWB feature is uncertain. It is conceivable that the amount of potential gain could be determined based on the GWB Value at the time of the withdrawal, if the GWB Value is greater than the Contract Value (prior to surrender charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax advisor prior to purchase.

MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this feature, your annual withdrawals cannot exceed the GWB Amount each Contract Year. In other words, you should not take excess withdrawals. If you do take an excess withdrawal, we will reduce the GWB Value proportionately (as described below) and reduce the GWB Amount to the new GWB Value multiplied by the applicable Withdrawal Percentage. THESE REDUCTIONS IN THE GWB VALUE AND GWB AMOUNT MAY BE SIGNIFICANT PARTICULARLY WHEN THE CONTRACT VALUE IS LOWER THAN THE GWB VALUE (SEE "WITHDRAWALS IN EXCESS OF ANNUAL GWB AMOUNT" BELOW). You are still eligible to receive lifetime payments so long as the withdrawal that exceeded the GWB Amount did not cause your Contract Value to decline to zero. IF THE CONTRACT VALUE IS REDUCED TO ZERO BECAUSE YOU MAKE A FULL WITHDRAWAL AND TOTAL WITHDRAWALS IN THAT CONTRACT YEAR (INCLUDING THE WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO) EXCEED THE GWB AMOUNT, YOUR CONTRACT WILL BE TERMINATED AND YOU WILL NOT RECEIVE LIFETIME PAYMENTS. IT IS YOUR RESPONSIBILITY TO MANAGE WITHDRAWALS, AND YOU WILL NOT BE NOTIFIED IF YOU SUBMIT A WITHDRAWAL REQUEST THAT CAUSES AN EXCESS WITHDRAWAL, INCLUDING AN EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO AND TERMINATES THE CONTRACT.

You are not required to withdraw the full GWB Amount each year. However, if you choose to receive only a part of your GWB Amount in any given Contract Year, your GWB Amount is not cumulative and your GWB Value and GWB Amount will not increase as a result of taking a smaller withdrawal. For example, if your Withdrawal Percentage is 5%, you cannot withdraw 3% of the GWB Value in one year and then withdraw 7% of the GWB Value the next year without making an excess withdrawal in the second year.

REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to
Section 401(a)(9) of the Code, you may be required to take withdrawals to fulfill MRD generally beginning at age 70 1/2. These required distributions may be larger than your GWB Amount. If you enroll in the Systematic Withdrawal Program (see "Access to Your Money--Systematic Withdrawal Program"), we will not treat that part of your MRD that exceeds the GWB Amount as an excess withdrawal. You must be enrolled in the Systematic Withdrawal Program to qualify for this exception. The calculation of required distributions is based only on information relating to this contract only. To enroll in the Systematic Withdrawal Program, please contact our Annuity Service Center.

GWB AMOUNT

The initial GWB AMOUNT is determined by multiplying the applicable WITHDRAWAL PERCENTAGE by the GWB Value. Once the GWB Amount is determined for a Contract Year, it will not change for the rest of that Contract Year. On each subsequent contract anniversary, the GWB Amount may change as described below.

Before the youngest Annuitant reaches the age of 59 1/2, the GWB Amount is zero.

Once the youngest Annuitant reaches age 59 1/2, your first withdrawal will establish a Withdrawal Percentage that will never change.

If the contract has two Annuitants on the contract date and one Annuitant dies before a Withdrawal Percentage is determined, the age of the surviving Annuitant will be used to determine the applicable Withdrawal Percentage from the table below. If you never take a withdrawal before the latest possible Annuity Date, the Withdrawal Percentage for age 76 and older indicated in the table below will be used to establish your eligible GWB Amount on the latest possible Annuity Date.

For contracts issued based on applications signed and dated on or after November [15], 2014:

                      Withdrawal Percentage - Withdrawal Percentage -
                      Single Annuitant        Joint Annuitants
        Age           (Annuitant's Age)       (Youngest Annuitant's Age)
        ----------------------------------------------------------------
        59 1/2 - 64   4%                      4%
        ----------------------------------------------------------------
        65 - 75       5%                      4.75%
        ----------------------------------------------------------------
        76 and older  5.50%                   5.00%

For contracts issued based on applications signed and dated prior to November [15], 2014:

                Youngest Annuitant's Age  Withdrawal Percentage
                -----------------------------------------------
                     59 1/2 - 64          4%
                -----------------------------------------------
                     65 - 75              5%
                -----------------------------------------------
                     76 and older         6%
                -----------------------------------------------

On each contract anniversary, a new GWB Amount will be calculated by multiplying the Withdrawal Percentage established by your first withdrawal after the youngest Annuitant reaches age 59 1/2 by the GWB Value on that same contract anniversary.

Generally, your new GWB Amount will be equal to or greater than the first GWB Amount established following the first withdrawal after the youngest Annuitant reached 59 1/2 as long as total withdrawals in any Contract Year do not exceed the GWB Amount for that same Contract Year.

Each time you make a withdrawal, your Contract Value will be reduced by the amount of the withdrawal. However, if total withdrawals in any Contract Year exceed the GWB Amount for that same Contract Year, there will be a proportionate reduction in your GWB Value as described below which may result in a lower GWB Amount in future Contract Years.

See Appendix C for examples of how your GWB Amount is calculated.

GWB VALUE

The GWB VALUE is a value that is used to determine the GWB Amount each Contract Year once you make your first withdrawal after the youngest Annuitant reaches age 59 1/2. Your contract will also have a GWB Value prior to the date the youngest Annuitant reaches age 59 1/2, and during that time the GWB Value may increase or decrease as described below.

The GWB Value on the contract date is equal to the Purchase Payment. If you make withdrawals before the youngest Annuitant reaches age 59 1/2 the GWB Value will be reduced proportionately. (See "Withdrawals Before Youngest Annuitant Reaches Age 59 1/2" below). Similarly, if you make withdrawals after the youngest Annuitant reaches age 59 1/2 and the total withdrawals in a Contract Year are greater than the GWB Amount for that Contract Year, then the GWB Value will be reduced proportionately. (See "Withdrawals in Excess of Annual GWB Amount" below.)

On each contract anniversary prior to the oldest Annuitant turning age 85, the GWB Value is compared to the Contract Value to determine whether the GWB Value should be increased. If the contract has joint Annuitants and the oldest Annuitant dies before the contract anniversary that falls on or after his or her 85th birthday, the surviving Annuitant's age will be used. However, if the oldest Annuitant dies on or after the contract anniversary that falls on or after his or her 85th birthday, the GWB Value will not increase.

If the Contract Value is lower than the GWB Value, the GWB Value will not change.

If the Contract Value is greater than the GWB Value, the GWB Value will be automatically increased to equal the Contract Value. If you make a withdrawal on the contract anniversary, the withdrawal will be deducted from the Contract Value after it is compared to the GWB Value.

Any new GWB Value will be used to determine the GWB Amount for the rest of that Contract Year, provided the youngest Annuitant has reached age 59 1/2 and a Withdrawal Percentage has been established by your first withdrawal of a GWB Amount.

WITHDRAWALS BEFORE YOUNGEST ANNUITANT REACHES AGE 59 1/2

You are not eligible to withdraw any part of the GWB Amount until the youngest Annuitant reaches age 59 1/2. If you make a withdrawal before the youngest Annuitant reaches age 59 1/2, the GWB Value is reduced by a percentage determined by dividing the withdrawal amount by the Contract Value at time of the withdrawal. We calculate the new GWB Value as follows.

  (1) At the end of the valuation period (a "valuation period" is the period of time between one determination of the value of Accumulation Units to the next determination on the following Business Day) in which you make the withdrawal, we divide the withdrawal by what the Contract Value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction in the GWB Value.
  (2) Multiply the percentage determined in (1) by the GWB Value immediately before the withdrawal. The result is the amount by which the old GWB Value is reduced.

For example, assume your contract has one Annuitant who is age 55 and you made a $25,000 Purchase Payment (the example does not reflect the deduction of income taxes or tax penalties, or fees and charges other than the surrender charge):

  . If you make no withdrawals during the first Contract Year your GWB Value would be $25,000 for the whole Contract Year.
  . Assume that your Contract Value is $30,000 later in that Contract Year and you make one $5,000 withdrawal ($4,900 of which would be paid to you after deduction of a $100 surrender charge).
  . Your GWB Value would be reduced by 16.67% ($5,000 withdrawal amount divided by $30,000 Contract Value).
  . The result is a new GWB Value of $20,833 ($25,000 GWB Value minus [$25,000 multiplied by 16.67%]).

WITHDRAWALS IN EXCESS OF ANNUAL GWB AMOUNT

If you withdraw more than the GWB Amount in any Contract Year on or after the youngest Annuitant reaches age 59 1/2, the GWB Value is reduced by an amount equal to the percentage determined by dividing the portion of a withdrawal that is in excess of the GWB Amount for that Contract Year ("excess withdrawal") by the Contract Value at time of the excess withdrawal, as described below. The new GWB Value following an excess withdrawal is calculated as follows:

   1) Determine the portion of the most recent withdrawal, in combination with the sum of all other withdrawals taken in the current Contract Year, that exceeds the GWB Amount for that Contract Year.

   2) Determine what the Contract Value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that Contract Year.
   3) Determine the percentage reduction in GWB Value by dividing the amount determined in (1) by the amount determined in (2).
   4) Multiply the percentage determined in (3) by the GWB Value prior to the withdrawal.
   5) Take the GWB Value prior to the withdrawal and reduce it by the amount determined in (4). This will result in a new GWB Value.

For example, assume your contract is in its sixth Contract Year, has one Annuitant who is age 60, a Contract Value of $30,000 and a GWB Value of $25,000 (the example does not reflect the deduction of income taxes or tax penalties or fees and charges; surrender charges do not apply after the fifth Contract Year):

         . If you make a first withdrawal of $5,000 in the sixth Contract Year, you will establish a Withdrawal Percentage of 4% and be eligible to withdraw up to the GWB Amount of $1,000 ($25,000 multiplied by 4%) without causing a reduction in GWB Value.
         . Because your first withdrawal is $5,000, $1,000 of the withdrawal is eligible to be applied to the GWB Amount for that Contract Year and $4,000 of the withdrawal is an excess withdrawal.
         . For purposes of determining the impact on the GWB Value, the Contract Value is first reduced by the GWB Amount ($30,000 minus $1,000) resulting in a Contract Value of $29,000.
         . The $4,000 excess withdrawal proportionally reduces the Contract Value by 13.79% ($4,000 divided by $29,000) which results in a new GWB Value of $21,552.50 ($25,000 less [25,000 multiplied by 13.79%]).
         . If there are no further withdrawals in that Contract Year and the GWB Value is not increased on the next contract anniversary, the GWB Amount for the next Contract Year will be $862.10 ($21,552.50 multiplied by 4%).

If the contract is a qualified contract and you elect to receive your MRD under the Code through our Systematic Withdrawal Program, the references to GWB Amount in (1) and (2) above shall mean "the greater of the GWB Amount or any minimum required distribution under the Code determined exclusively by us from the Contract Value." If you take a withdrawal to satisfy your minimum required distribution in a way other than through our Systematic Withdrawal Program and your MRD is in excess of your GWB Amount, the withdrawal may result in surrender charges (if applicable) and a reduction in your GWB Value.

Any premium tax amount that we deduct from your Contract Value will not be treated as an excess withdrawal.

See Appendix C for additional examples of GWB Value increases and decreases.

CONVERSION OF GWB AMOUNT TO ANNUITY PAYMENTS

If the Contract Value is reduced to zero because you make a full withdrawal and total withdrawals in that Contract Year (including the withdrawal that reduces the Contract Value to zero) do not exceed the GWB Amount, we will convert the GWB Amount to Annuity Payments. If that happens, we will pay you the difference between your GWB Amount for that Contract Year (less prior withdrawals in that Contract Year) and the Contract Value prior to that withdrawal, and then, on the first day of the calendar month on or after your next contract anniversary, the contract will convert to an annuity option that will pay you an annual amount equal to your GWB Amount for so long as any Annuitant is still alive. The first payment will be equal to any remaining portion of the GWB Amount for the Contract Year at the time of conversion. Once a conversion occurs under this provision, the contract will no longer have a Contract Value.

IF THE CONTRACT VALUE IS REDUCED TO ZERO BECAUSE YOU MAKE A FULL WITHDRAWAL AND TOTAL WITHDRAWALS IN THAT CONTRACT YEAR (INCLUDING THE WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO) EXCEED THE GWB AMOUNT, YOUR CONTRACT WILL BE TERMINATED AND YOU WILL NOT RECEIVE ANY ANNUITY PAYMENTS.

If you are receiving GWB Amount payments through our Systematic Withdrawal Program and a withdrawal under the Systematic Withdrawal Program causes this provision to apply, we will continue to pay your GWB Amount as an Annuity Payment on the same day of the month for the period you selected under the Systematic Withdrawal Program.

The resulting GWB Amount for future Contract Years will be paid in monthly Annuity Payments as long as each monthly Annuity Payment is at least $20. We reserve the right to pay the GWB Amount as an annual Annuity Payment or in any other payment method that is mutually agreeable to you and us.

DEATH BENEFIT AFTER CONVERSION OF GWB AMOUNT TO ANNUITY PAYMENTS. On the death of the last surviving Annuitant, payments will continue to your Beneficiary until the Beneficiary has received the Return of Purchase Payment death benefit described below under "Death Benefit During the Accumulation Phase." Once Annuity Payments begin, the

Return of Purchase Payment death benefit will be reduced by the amount of each Annuity Payment. These payments will be equal in amount, except for the last payment, which will be in an amount necessary to reduce the Return of Purchase Payment death benefit described below to zero.

ADDITIONAL INFORMATION

If an Annuitant's age has been misstated, we will adjust the GWB Amount to reflect the actual age. If we have previously overpaid GWB Amounts and the GWB Amount has been converted to Annuity Payments as described in the Conversion of GWB Amount to Annuity Payments provision of this contract, we will withhold and apply any future GWB Amounts to the overpayment until we have recovered the amount of the overpayment. If the contract has terminated, we reserve the right to recover the amount of any overpayment from your estate. If we have previously underpaid GWB Amounts and the GWB Amount has been converted to Annuity Payments as described in the Conversion to Annuity Income of GWB Amount Payments provision of this Contract, we will make a lump sum payment equal to the amount previously underpaid plus interest at 6% per annum, compounded annually.

For contracts not owned by a trust, Owner(s) must be Annuitant(s). Because the Internal Revenue Code requires certain distributions following the death of an Owner, we generally limit joint ownership to spouses only. In order to continue the contract and the GWB after the first Annuitant's death, the designated joint Annuitant must be the first Annuitant's spouse on the date of death.

For contracts owned by a grantor trust, in order for the joint Annuitant to be able to continue the contract after the first Annuitant's death, federal income tax law requires that the designated Beneficiary (in this case, the joint Annuitant) must be the Annuitant's spouse on the date of the Annuitant's death. This may impact certain estate planning considerations which depend on the grantor trust being treated as the designated Beneficiary and should be taken into account prior to the purchase of the contract.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and non-qualified contracts subject to Section 72(s)).

8. PERFORMANCE

We periodically advertise subaccount performance relating to the Investment Options. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Variable Account Product Charges and the Investment Option expenses. It does not reflect the deduction of any applicable account fee or surrender charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the Variable Account Product Charges, account fee, surrender charges, and the Investment Option expenses.

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding Investment Options for the periods commencing from the date on which the particular Investment Option was made available through the Variable Account.

In addition, the performance for the Investment Options may be shown for the period commencing from the inception date of the Investment Options. These figures should not be interpreted to reflect actual historical performance of the Variable Account.

We or a selling firm may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the Investment Options and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We or a selling firm may advertise the GWB feature using illustrations showing how the benefit works with historical performance of specific Investment Options or with a hypothetical rate of return or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying Investment Options.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

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9. DEATH BENEFIT DURING THE ACCUMULATION PHASE

UPON YOUR DEATH

If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary (or Beneficiaries).

Where there are multiple Beneficiaries, the death benefit for each Beneficiary will be determined as of the time that Beneficiary submits the necessary documentation in Good Order. If we are presented in Good Order with notification of the death of the last surviving Annuitant before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request.

If you have a joint Annuitant, the death benefit will not be paid when the first Annuitant dies (except for certain qualified contracts with a joint Annuitant who is age 95 or older at the death of the first Annuitant--see "Spousal Continuation" below). Upon the death of either Annuitant, the surviving joint Annuitant will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.

If a non-natural person owns the contract, the Annuitant will be deemed to be the Owner in determining the death benefit.

DEATH BENEFIT

The death benefit will be payable to your Beneficiaries upon the last surviving Annuitant's death. The Beneficiaries must elect the death benefit to be paid under one of the two options below. Subject to our administrative procedures, we will pay a death benefit equal to the Contract Value death benefit if the Contract Value death benefit is greater than the sum of payments to be received under the Return of Purchase Payment death benefit. Until you direct us to pay those proceeds to you in a lump sum or under any other option we make available, the death benefit amount will remain in the Variable Account for up to five years from the date of death.

1) Contract Value

The first option is a death benefit equal to the Contract Value as determined as of the end of the Business Day on which we receive due proof of death and an election for the payment method. This death benefit amount remains in the Investment Options until each of the Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. (See "General Death Benefit Provisions" below.) Any death benefit amounts held in the Variable Account on behalf of the remaining Beneficiaries are subject to investment risk.

2) Return of Purchase Payment Death Benefit

The second option is a Return of Purchase Payment death benefit. At issue the Return of Purchase Payment death benefit is equal to the Purchase Payment. The Return of Purchase Payment death benefit is reduced by each withdrawal as described below.

A. Withdrawals Prior to Age 59 1/2.

If you make withdrawals before the youngest Annuitant reaches age 59 1/2, the Return of Purchase Payment death benefit will be reduced for each such withdrawal as follows:

  (1) At the end of the valuation period in which you make the withdrawal, we divide the withdrawal by what the Contract Value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction to the Return of Purchase Payment death benefit.
  (2) Multiply the percentage determined in (1) by the Return of Purchase Payment death benefit immediately before the withdrawal.
  (3) Take the Return of Purchase Payment death benefit prior to the withdrawal and reduce it by the amount determined in (2).

B. Withdrawals On or After Age 59 1/2.

  (i) If total withdrawals in any Contract Year after the youngest Annuitant reaches age 59 1/2 do not exceed the GWB Amount for that same Contract Year, the Return of Purchase Payment death benefit is reduced by the dollar amount of the withdrawal(s).

 (ii) If you make withdrawals on or after the date the youngest Annuitant reaches age 59 1/2 and the total withdrawals in a Contract Year are greater than the GWB Amount for that Contract Year, then the Return of Purchase Payment death benefit will be reduced for each such withdrawal as follows:

     (1) Determine the portion of the most recent withdrawal that, in combination with the sum of all other withdrawals taken in the current Contract Year, exceeds the GWB Amount for that Contract Year.

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     (2) Determine what the Contract Value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that Contract Year.
     (3) Determine the percentage reduction in the Return of Purchase Payment death benefit by dividing the amount determined in (1) by the amount determined in (2).
     (4) Multiply the percentage determined in (3) by the Return of Purchase Payment death benefit prior to the excess withdrawal.
     (5) Take the Return of Purchase Payment death benefit prior to the withdrawal and first reduce it by the amount of the GWB Amount for that Contract Year, then further reduce it by the amount determined in
         (4).

If the last Annuitant dies before a Withdrawal Percentage has been determined, the Withdrawal Percentage will be based on the age of last Annuitant at time of death. If the last Annuitant had not reached age 59 1/2 at the time of their death, the Withdrawal Percentage will be 4%.

The Return of Purchase Payment death benefit will be paid to your Beneficiary in monthly payments or at any frequency acceptable to your Beneficiary and us (but not less than annually). Such installment payments shall be equal in amount, except for the last payment, which will be in an amount necessary to reduce the Return of Purchase Payment death benefit to zero. Except to the extent required under federal income tax law, the total annual payment will not exceed the GWB Amount. If your Beneficiary dies while such payments are made, the payments will continue to the Beneficiary's estate unless such other designee has been agreed to by us in writing.

(See Appendix B for examples of the death benefit.)

GENERAL DEATH BENEFIT PROVISIONS

Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. The death benefit amount remains in the Variable Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Variable Account will continue to be subject to investment risk. This risk is borne by the Beneficiary.

After the death of all the Owners and Annuitants, each Beneficiary has the right to receive their share of the death benefit. Before we make a payment to any Beneficiary, we must receive at our Annuity Service Center due proof of death (generally a death certificate, see PROOF OF DEATH, below) for each Owner and Annuitant, an election for the payment method and any required tax withholding and other forms. We may seek to obtain a death certificate directly from the appropriate governmental body if we believe that any Owner may have died.

Once we have received due proof of death, we will, upon notice to us, pay any Beneficiary who has provided us with required tax withholding and other forms. We will then have no further obligations to that Beneficiary. If a Beneficiary has been designated to receive a specified fraction of the death benefit, we will pay that fraction as determined on the date of payment.

PROOF OF DEATH. We will require due proof of death before any death benefit is paid. Due proof of death will be:

  .   a certified death certificate;
  . a certified decree of a court of competent jurisdiction as to the finding of death;
  .   a written statement by a licensed medical doctor who attended the deceased; or
  .   any other proof satisfactory to us.

If the Beneficiary under a tax-qualified contract is the Annuitant's spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death).

A Beneficiary must elect the death benefit to be paid under one of the payment options. The entire death benefit must be paid within five years of the date of death unless the Beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax-qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. (See "Federal Income Tax Status.")

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If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven days. Payment to the Beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death.

ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but after a thorough search we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important you promptly update your Beneficiary designations, including addresses, if they change.

SPOUSAL CONTINUATION

When the primary Beneficiary is the spouse of the Annuitant and is a joint Annuitant, upon the first Annuitant's death, the spouse will be deemed to have elected to continue the contract in his or her own name. If the contract is a tax-qualified contract and the surviving Annuitant is age 95 or older on the day we receive due proof death, the contract may not be continued. In this case, the surviving Annuitant may elect a death benefit as set forth above.

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs (see "Federal Income Tax Status"). For contracts owned by a grantor trust, in order for the spouse to be able to continue the contract after the first Annuitant's death, federal income tax law requires that the joint Annuitant must be the Annuitant's spouse on the date of the Annuitant's death.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Any Code reference to "spouses" includes those persons who are married spouses under state law, regardless of sex.

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10. FEDERAL INCOME TAX STATUS

INTRODUCTION

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change.

This discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under the contract. Also, this discussion does not address estate tax issues that might arise due to the death of an Owner or Annuitant. The particular situation of each Owner, Annuitant, and Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

In addition, we make no guarantee regarding any tax treatment - federal, state, or local - of any contract or of any transaction involving a contract.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity income payments or in some other form of distribution. However, as discussed below, this rule applies only if:

(1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3) the Owner is an individual (or an individual is treated as the Owner for tax purposes).

DIVERSIFICATION REQUIREMENTS

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the subaccount of the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed currently on the excess of the Contract Value over the Purchase Payment paid for the contract. The subaccounts of the Variable Account intend to comply with the diversification requirements. In this regard, we have entered into agreements with funds under the subaccounts that require the funds to be "adequately diversified" in accordance with the Internal Revenue Code and Treasury Department regulations.

OWNERSHIP TREATMENT

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. As of the date of this prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to make exchanges among the Investment Options may cause you to be considered the owner of the assets of the Variable Account. We therefore reserve the right to modify the contract as necessary to attempt to prevent contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

SEPARATE ACCOUNT CHARGES

It is conceivable that certain benefits or the charges for certain benefits such as the guaranteed withdrawal benefit, could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We

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currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-NATURAL OWNER

As a general rule, contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the contract during the taxable year. There are several exceptions to this rule for non-natural Owners. Under one exception, a contract will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the contract as an agent for a natural person. We do not intend to offer the contracts to "non-natural" persons. However, we will offer the contracts to revocable grantor trusts in cases where the grantor represents that the trust is for the benefit of the grantor Annuitant (i.e. the contract is held by the trust for the benefit of a natural person (an "individual")). The following discussion assumes that a contract will be owned by an individual.

DELAYED ANNUITY COMMENCEMENT DATES

On the contract date, the Annuity Date is automatically set to be the first day of the calendar month on or after the contract anniversary that falls on or after the oldest Owner's 95th birthday. Federal income tax rules do not expressly identify a particular age by which annuity payments must begin. However, if the contract's Annuity Date occurs (or is scheduled to occur) at too advanced an age, it is conceivable that the Internal Revenue Service could take the position that the contract is not an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the Owner's income.

The following discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes.

In addition, to qualify as an annuity for federal tax purposes, the contract must satisfy certain requirements for distributions in the event of the death of the Owner of the contract. The contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.

QUALIFIED CONTRACTS

You may use the contract as an Individual Retirement Annuity. The IRA contract has not yet been approved by the IRS as to the form of the IRA. Under
Section 408(b) of the Code, eligible individuals may contribute to an Individual Retirement Annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan, or an IRA, may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the contract's minimum initial payment of $50,000 is greater than the maximum annual contribution permitted to an IRA, a qualified contract may be purchased only in connection with a "rollover" of the proceeds from a qualified plan, tax sheltered annuity, or IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a contract must contain certain provisions:

(1) the Owner of the contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the contract cannot be transferable;

(2) the Owner's interest in the contract cannot be forfeitable; and

(3) annuity and payments following the death of an Owner must satisfy certain required minimum distributions. contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

2009 MRD WAIVER. For MRDs following the death of the Owner or Annuitant of a qualified contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract Owner who died in 2009, the five-year period would end in 2015 instead of 2014. The MRD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 MRD waiver.

CONTRACT VALUES AND PROCEEDS

Under current law, you will not be taxed on increases in the value of your contract until a distribution occurs.

A distribution may occur in the form of a withdrawal, payments following the death of an Owner and payments under an Annuity Income Option.

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The assignment or pledge of any portion of the value of a contract may also be treated as a distribution. In the case of a qualified contract, you may not receive or make any such pledge. Any such pledge will result in disqualification of the contract as an IRA and inclusion of the value of the entire contract in income.

Additionally, a transfer of non-qualified contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to divorce decree).

The taxable portion of a distribution is taxed as ordinary income. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXES ON SURRENDER OF THE CONTRACT BEFORE ANNUITY INCOME PAYMENTS BEGIN

If you fully surrender your contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your contract. In addition, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

For non-qualified contracts, the cost basis is generally the amount or your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For qualified contracts, we will report the cost basis as zero, and the entire amount of the surrender payment is taxed as ordinary income. You may want to file an Internal Revenue Service form 8608 if any part of your Purchase Payment has been previously taxed.

TAXES ON PARTIAL WITHDRAWALS

Withdrawals of the GWB Amount and withdrawals received under the Systematic Withdrawal Program are treated as partial withdrawals.

Partial withdrawals under a non-qualified contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of your Purchase Payment, until all investment income has been withdrawn. You will be taxed on the amount withdrawn to the extent that your Contract Value at that time exceeds your payments. In the event of your GWB Amount in a Contract Year exceeds your Contract Value, you will be taxed on the amount withdrawn to the extent that your GWB Amount exceeds your Purchase Payment.

Partial withdrawals under the qualified contract are prorated between taxable income and non-taxable return of investment. We will report the cost basis of a qualified contract as zero, and the partial withdrawal will be fully taxed unless you have filed an Internal Revenue Service form 8608 to identify the part of your Purchase Payment that has been previously taxed.

Partial and complete withdrawals may be subject to a 10% penalty tax (see "10% Penalty Tax on Early Withdrawals"). Partial and complete withdrawals also may be subject to federal income tax withholding requirements.

AGGREGATION OF CONTRACTS

In certain circumstances, the IRS may determine the amount of annuity income payment or withdrawal from a contract that is includible in income by combining some or all of the annuity contracts a persons owns. For example, if a person purchases a contract offered by this prospectus and also purchases at approximately the same time an immediate annuity issued by us, the IRS might in certain circumstances treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining the portion of the distribution that is includible in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity income payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

In the case of a qualified contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one contract.

TAXES ON ANNUITY INCOME PAYMENTS

Although the tax consequences may vary depending on the form of annuity selected under the contract, the recipient of Annuity Income payments under the contract generally is taxed on the portion of such income payments that exceed the cost basis in the contract. In the case of fixed income payments, like the annuity Income payments provided under the contract, the exclusion amount is determined by multiplying (1) the annuity income payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity

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income payments for the term of the contract (as determined under Treasury
Department regulations). Once the total amount of the investment in the contract is excluded, Annuity Payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

For qualified contracts, we report the cost basis as zero and each Annuity Payment is fully taxed unless you have filed an Internal Revenue Service form 8608 to identify the part of your Purchase Payment that has been previously taxed.

3.8% TAX ON NET INVESTMENT INCOME

Federal tax law imposes a 3.8% Medicare tax is imposed on the lesser of

   1. the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, etc., offset by specified allowable deductions), or
   2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase "modified adjusted gross income" in item 2.

You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

10% PENALTY TAX ON EARLY WITHDRAWALS OR DISTRIBUTIONS

A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2 ;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; or

(5) in the case of qualified contracts, distributions received from the rollover of the contracts into another qualified contract or IRA.

We believe that systematic withdrawals under the Systematic Withdrawal Program would not satisfy the exception to the 10-percent penalty tax described in
(4) above. You should consult your tax advisor before electing to take systematic withdrawals commencing prior to age 59 1/2.

OTHER TAX INFORMATION

In the case of a qualified contract, a 50% excise tax is imposed on the amount by which minimum required payments following the death of Owner exceed actual distributions.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the contract, unless the Owner or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld. Such an election will not relieve you of the obligation to pay income taxes on the taxable portion of any distribution.

EXCHANGES OF CONTRACTS

We may issue the contract in exchange for all or part of another annuity or life insurance contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the contract exchanged. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the contract (e.g. as a partial surrender, full surrender, annuity income payment or death benefit). If you exchange part of an existing contract of a contract, the IRS might treat the two as one annuity contract in certain circumstances. See "Aggregation of Contracts" above.

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In addition, before the Annuity Date, if we agree, you may exchange all (but not part) of your Contract Value for any immediate annuity contract we then offer. Such an exchange will be tax free if certain requirements are satisfied.

You should consult your tax advisor in connection with an exchange for or of a contract.

TRANSFER OF A CONTRACT TO OR FROM A REVOCABLE GRANTOR TRUST

A contract owned by a revocable grantor trust may be transferred to a grantor, and a contract owned by one or two individual(s) may be transferred to a revocable grantor trust of which the individual(s) is (are) the grantor(s). In either situation, the Annuitant(s) must remain the same. The federal income tax treatment of such transfers is unclear. You should consult your tax advisor before making such a transfer.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

TAX BENEFITS RELATED TO THE ASSETS OF THE VARIABLE ACCOUNT

We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Variable Account or to contract Owners because we are the owner of the assets from which the tax benefits are derived.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. The earnings of the Variable Account are taxed as part of our operations, and thus the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under the existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a contract. Therefore, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the company may impose a charge against the Variable Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

11. OTHER INFORMATION

METLIFE INVESTORS USA

MetLife Investors USA Insurance Company (MetLife USA) is a stock life insurance company founded on September 13, 1960, and organized under the laws of the State of Delaware. Its principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. Our name was changed to Security First Life Insurance Company on September 27, 1979. We changed our name to MetLife Investors USA Insurance Company on January 8, 2001. On December 31, 2002, MetLife Investors USA became an indirect subsidiary of MetLife, Inc., a listed company on the New York Stock Exchange. On October 11, 2006, MetLife Investors USA became a wholly-owned subsidiary of MetLife Insurance Company of Connecticut (MetLife of Connecticut). MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

In 2013, MetLife, Inc. announced its plans to merge MetLife Investors USA, MetLife of Connecticut, MetLife Investors Insurance Company (MetLife Investors), and Exeter Reassurance Company, Ltd. (Exeter Reassurance), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife Investors, like MetLife Investors USA and MetLife of Connecticut, is a U.S. insurance company that issues variable insurance products in addition to other products. Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. MetLife of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals.

THE VARIABLE ACCOUNT

We have established a Variable Account, MetLife Investors USA Separate Account A (the "variable account"), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the variable account under Delaware insurance law on May 29, 1980. We have registered the variable account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The variable account is divided into subaccounts.

The assets of the variable account are held in our name on behalf of the variable account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the variable account to another account, and to modify the structure or operation of the variable account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your contract value.

We are obligated to pay all money we owe under the contracts--such as death benefits and income payments--even if that amount exceeds the assets in the variable account. Any such amount that exceeds the assets in the variable account is paid from our general account. Any such amount under the GWB that exceeds the assets in the variable account are also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims-paying ability and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife Investors USA is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.

The investment adviser to certain of the investment options offered with variable annuity contracts issued through the variable account may be regulated as commodity pool operators. While it does not concede that the variable account is a commodity pool, MetLife Investors USA has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 1095 Avenue of the Americas, New York, NY 10036, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Distributor and we have entered into selling agreements with a selling firm for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by the selling firm. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS

As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of our variable annuity contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. A selling firm may also receive additional compensation (described below under "Additional Compensation"). These commissions and other incentives or payments are not charged directly to contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to a selling firm may be passed on to their sales representatives in accordance with a selling firm's internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

We and Distributor have entered into selling agreements with selling firms that have an affiliate that acts as investment adviser and/or subadviser to one or more Investment Options under the contract. These investment advisory firms include Strategic Advisers, Inc., Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. and Fidelity Research & Analysis Company.

COMPENSATION PAID TO A SELLING FIRM. We and Distributor pay compensation to a selling firm in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for sales of this contract by a selling firm is 2.5% of the Purchase Payment, along with annual trail commissions up to 0.05% of Contract Value for so long as the contract remains in effect or as agreed in the selling agreement.

We may also pay commissions when a contract Owner elects to begin receiving regular Annuity Payments (see "Annuity Payments--The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ADDITIONAL COMPENSATION. We and Distributor may pay additional compensation to a selling firm, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to a selling firm based on cumulative periodic (usually quarterly) sales of the contracts. Introduction fees are payments to a selling firm in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on contract values of our variable insurance contracts (including Contract Values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in a selling firm's marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. See the Statement of Additional Information for more information.

The amounts of additional compensation discussed above may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide a selling firm and/or its sales representatives with an incentive to favor sales of the contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative.

REQUESTS AND ELECTIONS

We will treat your request for a contract transaction, or your submission of a Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a Purchase Payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 770001, Cincinnati, OH 45277-0050. If you send your Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your contract.

Requests for service may be made:

  .   Through your registered representative
  . By telephone at (800) 634-9361, between the hours of 8:00AM and 8:00PM Eastern Time
  .   In writing to our Annuity Service Center

A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your registered representative before submitting the form or request.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.

CONFIRMING TRANSACTIONS. We will send out confirmations that a transaction was recently completed. Unless you inform us of any errors within 10 days of receipt (or the period required by state law, if longer), we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.

These rights include the right to:

  .   change the Beneficiary.
  .   assign the contract (subject to limitation).
  .   change the payment option.
  . exercise all other rights, benefits, options and privileges allowed by the contract or us.

The Owner is as designated at the time the contract is issued. The Owner may not be changed (unless removed pursuant to court order).

JOINT OWNER. The contract can be owned by joint Owners, generally limited to two natural persons who must be spouses. Upon the death of either Owner, the surviving Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. If joint Owners are named, unless you tell us otherwise, the surviving joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base Annuity Payments. You cannot change the Annuitant after the contract has been issued (unless removed pursuant to court order). Any reference to Annuitant includes any joint Annuitant under an annuity option. The Owner(s) and the Annuitant(s) must be the same person except for qualified contracts, which can have only one Owner but may have joint Annuitants, or where the contract is owned by certain trusts, but there may be joint Annuitants.

ASSIGNMENT. A qualified contract may not be assigned. A non-qualified contract may not be sold, gifted, transferred, or assigned, and any purported gift, transfer or assignment will be void, except as follows: (a) the contract may be assigned to an insurance company, regulated as such under the insurance laws of one of the United States, solely for the purpose of effecting a tax-free exchange under section 1035 of the Internal Revenue Code; (b) a contract owned by a revocable grantor trust may be transferred to the grantor or another revocable grantor trust where the grantor is the same individual; and (c) a contract owned by one individual may be transferred to a revocable grantor trust of which the individual is the grantor.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife USA does not believe any such action or proceeding will have a material adverse effect upon the Variable Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Variable Account or of MetLife USA to meet its obligations under the contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Company

Independent Registered Public Accounting Firm

Custodian

Distribution

Calculation of Performance Information

Annuity Provisions

Tax Status of the Contracts

Financial Statements

APPENDIX A

ACCUMULATION UNIT VALUES

1.90% SEPARATE ACCOUNT PRODUCT CHARGES

                                 Accumulation                       Number of
                                   Unit Value  Accumulation      Accumulation
                                 at Beginning Unit Value at Units Outstanding
                                    of Period End of Period  at End of Period

FIDELITY
   FIDELITY VIP FUNDS MANAGER
   50% FUND INVESTOR
   SUB-ACCOUNT
   08/22/2012 to 12/31/2012      11.231566    11.421494      16,931,005.8007
   01/01/2013 to 12/31/2013      11.421494    12.876095      71,873,361.1546
   FIDELITY VIP FUNDS MANAGER
   60% FUND INVESTOR
   SUB-ACCOUNT
   11/16/2009 to 12/31/2009       8.920124     8.904407       2,025,978.9900
   01/01/2010 to 12/31/2010       8.904407     9.926803      59,792,277.2399
   01/01/2011 to 12/31/2011       9.926803     9.543188     134,622,179.9628
   01/01/2012 to 12/31/2012       9.543188    10.449018     167,454,304.0728
   01/01/2013 to 12/31/2013      10.449018    12.161018     160,587,163.0855

2.05% SEPARATE ACCOUNT PRODUCT CHARGES

                                 Accumulation                       Number of
                                   Unit Value  Accumulation      Accumulation
                                 at Beginning Unit Value at Units Outstanding
                                    of Period End of Period  at End of Period

FIDELITY
   FIDELITY VIP FUNDS MANAGER
   50% FUND INVESTOR
   SUB-ACCOUNT
   08/22/2012 to 12/31/2012      11.124856    11.306894      22,149,822.4330
   01/01/2013 to 12/31/2013      11.306894    12.727803      87,080,669.0050
   FIDELITY VIP FUNDS MANAGER
   60% FUND INVESTOR
   SUB-ACCOUNT
   11/16/2009 to 12/31/2009       8.890199     8.872894       2,048,394.0000
   01/01/2010 to 12/31/2010       8.872894     9.876860      59,032,173.5377
   01/01/2011 to 12/31/2011       9.876860     9.480974     137,842,011.2791
   01/01/2012 to 12/31/2012       9.480974    10.365262     178,181,696.5319
   01/01/2013 to 12/31/2013      10.365262    12.045468     172,564,523.3884

APPENDIX B

DEATH BENEFIT EXAMPLES

The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract Owner and the investment experience of the Investment Options. The examples below do not reflect the deduction of fees and expenses, surrender charges or income taxes and tax penalties. All amounts are rounded to the nearest dollar.

Example 1

Assume your contract has one Annuitant who is age 65 and you made a $100,000 Purchase Payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You take a withdrawal in the first Contract Year equal to your GWB Amount of $5,000 ($100,000 * 5% = $5,000). The Return of Purchase Payment death benefit gets reduced to $95,000. Later in that same Contract Year, you take an additional withdrawal of $4,500 when your Contract Value is $90,000. The Return of Purchase Payment death benefit is reduced to $90,250 ($95,000 - $95,000 * ($4,500 / $90,000)).

Example 2

Assume your contract has one Annuitant who is age 65 and you made a $100,000 Purchase Payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You take a withdrawal of $6,000 when your Contract Value is $98,000. Your GWB Amount for the first Contract Year is $5,000 ($100,000 * 5% = $5,000), so $1,000 of your withdrawal is considered an excess withdrawal. The Return of Purchase Payment death benefit first reduces by the GWB Amount to $95,000 ($100,000 - $5,000). Then the Return of Purchase Payment death benefit is further reduced for the excess withdrawal to $93,978.49 ($95,000 - $95,000*($1,000 / $93,000)).

Example 3

Assume your contract has one Annuitant who is age 65 and you made a $100,000 Purchase Payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You elect to take the greater of your GWB amount or your MRD amount through the Systematic Withdrawal Program. During the first Contract Year, you take out your $5,000 GWB Amount and your Return of Purchase Payment death benefit goes to $95,000. In your second Contract Year, your MRD amount is $5,500, so you take that amount out of your contract. Since you are signed up to take your MRD through the Systematic Withdrawal Program, this withdrawal is not considered an excess withdrawal, and your Return of Purchase Payment death benefit is reduced by the amount of the withdrawal to $89,500.

APPENDIX C

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE EXAMPLES

The purpose of these examples is to illustrate the operation of the GWB feature. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Investment Options. The examples do not reflect the deduction of fees and charges (other than applicable surrender charges) or income taxes and tax penalties. The GWB does not establish or guarantee a Contract Value or minimum return for any Investment Option. The GWB Value cannot be taken as a lump sum.

GWB VALUE AND GWB AMOUNT

Assume your contract has one Annuitant who is age 64 and you made a $25,000 Purchase Payment on the contract date. Assume you make one withdrawal in the first Contract Year equal to your eligible GWB Amount ($1,000 = 4% Withdrawal Percentage multiplied by the $25,000 GWB Value). Your GWB Value would be $25,000 for the entire first Contract Year. If your Contract Value is $30,000 at time of the first contract anniversary, your GWB Value will be increased to $30,000 and your GWB Amount for the second Contract Year would be increased to $1,200 to reflect the increased GWB Value.

In the same example, if the Contract Value was $20,000 at time of the first contract anniversary, the GWB Value would be unchanged on the contract anniversary and would remain at $25,000. Similarly, the GWB Amount would also be unchanged and remain $1,000.

WITHDRAWALS IN EXCESS OF ANNUAL GWB AMOUNT

Assume your contract has one Annuitant who is age 64 and you made a $100,000 Purchase Payment on the contract date. If you make no withdrawals during the first Contract Year your GWB Value would be $100,000 for the whole Contract Year. Further assume that you make a $3,000 withdrawal during the first Contract Year. This withdrawal will establish the Withdrawal Percentage as 4% and the GWB Amount as $4,000. Because the withdrawal does not exceed your eligible GWB Amount, there are no surrender charges applicable to this withdrawal and there is no reduction to the GWB Value. Your Contract Value will be reduced by $3,000, the amount of the withdrawal.

Further assume that later in that first Contract Year, you make a second withdrawal, this time for $10,000. At the time of this $10,000 withdrawal, the GWB Amount is $4,000 and the sum of all prior withdrawals in this Contract Year is $3,000. Therefore, $1,000 of the withdrawal is treated as a withdrawal of your GWB Amount and the remainder of the withdrawal ($9,000) is treated as an excess withdrawal. Assume your Contract Value would have been $104,000 at the end of the valuation period had you not taken the withdrawal. Your GWB Value will be reduced by 8.74%. The 8.74% reduction is determined by dividing the $9,000 excess withdrawal by $103,000 ($104,000 - $1,000 determined above) resulting in a new GWB Value of $91,260 ($100,000 GWB Value minus [100,000 multiplied by .0874]). Additionally, a $180 surrender charge is due on the $10,000 withdrawal (2% of the $9,000 excess withdrawal).

Further assume that you make a third withdrawal in the first Contract Year, this time for $5,000. At the time of this $5,000 withdrawal, the GWB Amount is $4,000 and the sum of all prior withdrawals in this Contract Year is $13,000. Therefore, all $5,000 of the withdrawal is treated as an excess withdrawal. If your Contract Value would have been $90,000 at the end of the valuation period had you not taken the withdrawal, your GWB Value will reduce by 5.56% ($5,000 excess withdrawal divided by $90,000) resulting in a new GWB Value of $86,185.94 ($91,260 GWB Value minus [91,260 multiplied by .0556]). A $100 surrender charge is due on the $5,000 withdrawal (2% of the $5,000 excess withdrawal).

REQUIRED MINIMUM DISTRIBUTIONS UNDER THE GWB

Assume your contract date is five years in the past and your contract has one Annuitant who is age 75. Also assume that your GWB Value is $100,000, your GWB Amount is $5,000 and your minimum required distribution, as computed exclusively by us, is $5,300 for the current calendar year. Assume further that you have not yet made any withdrawals from your contract in the current Contract Year, nor have you made any withdrawals in the current calendar year. Also, assume that your next contract anniversary will occur in the following calendar year and that your GWB Value did not increase on your contract anniversary in the current calendar year.

Example 1

To satisfy your MRD, you request a $5,300 withdrawal outside of our Systematic Withdrawal Program. At the time of this $5,300 withdrawal, the GWB Amount is $5,000 and the sum of all prior withdrawals in this Contract Year is $0. Therefore, $5,000 of the withdrawal is treated as a withdrawal of your GWB Amount and the remainder of the withdrawal ($300) is treated as an excess withdrawal. A reduction in your GWB Value will occur because you did not participate in the Systematic Withdrawal Program to receive this withdrawal and you did not meet all of the other criteria as stated on pages 22-23 of this prospectus to receive the greater of your GWB Amount and your MRD. To demonstrate the reduction, assume your contract value would have been $103,000 at the end of the valuation period had you not taken the withdrawal. After your withdrawal is processed, your Contract Value will be $97,700 and your GWB Value will be reduced by 0.31%. The 0.31% reduction is determined by dividing the $300 excess withdrawal by $98,000 ($103,000 - $5,000 determined above) resulting in a new GWB Value of $99,690 ($100,000 GWB Value minus [100,000 multiplied by .0031]).

Example 2

Alternatively, assume that at the beginning of the year, you had been signed up for a monthly systematic withdrawal of your GWB Amount. Each month we will pay an amount so that we will have paid the greater of your GWB Amount or MRD, in this case $5,300, by the end of the calendar year. Since the withdrawal to cover your MRD was taken through our SWP program, your GWB Value will still be $100,000. We have assumed that all of the conditions for receiving the greater of your GWB Amount and your MRD as shown on pages 22-23 of this prospectus have been met.

Example 3

Assume instead that you sign up for a systematic withdrawal of your GWB Amount in September. In order to meet your MRD requirements, you would need to elect an annual payment frequency from the Systematic Withdrawal Program so that we are able to pay a full year's worth of payments on a systematic basis prior to the end of the calendar year. Note that any frequency of payment other than annual in this case will not allow you to meet your MRD. After the withdrawal of $5,300, your GWB Value will still be $100,000 since the withdrawal to cover your MRD was taken through our Systematic Withdrawal Program. We have assumed that all of the conditions for receiving an MRD exception as shown on pages 22-23 of the prospectus have been met.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements



The following financial statements comprising each of the Sub-Accounts of the Separate Account are [to be filed by amendment]:



1. Report of Independent Registered Public Accounting Firm.


2. Statements of Assets and Liabilities as of December 31, 2013.

3. Statements of Operations for the year ended December 31, 2013.

4. Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012.


5. Notes to the Financial Statements.

The following consolidated financial statements of the Company are [to be filed by amendment]:

1. Independent Auditors' Report.


2. Consolidated Balance Sheets as of December 31, 2013 and 2012.

3. Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011.

4. Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011.

5. Consolidated Statements of Stockholder's Equity for the years ended December 31, 2013, 2012 and 2011.

6. Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011.


7. Notes to the Consolidated Financial Statements.


b. Exhibits

1. Certification of Restated Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account (adopted May 18, 2004)(3)

2.             Not Applicable.

3.  (i)        Principal Underwriter's and Selling Agreement (effective
               January 1, 2001)(3)

    (ii) Amendment to Principal Underwriter's and Selling Agreement (effective January 1, 2002)(3)

    (iii)      Form of Retail Sales Agreement (MLIDC 7-1-05 (LTC))(5)

    (iv)       Agreement and Plan of Merger (12-01-04) (MLIDC into GAD)(6)


    (v) Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement) (14)


4.  (i)        Draft Form of Individual Single Premium Deferred Variable
               Annuity Contract (10)

    (ii)       Draft Form of Contract Schedule (10)

    (iii)      Draft Form of Contract Schedule [to be filed by amendment]

5.             Form of Variable Annuity Application (10)


6.  (i)        Copy of Restated Articles of Incorporation of the Company(3)

    (ii)       Copy of the Bylaws of the Company(3)

    (iii) Certificate of Amendment of Certificate of Incorporation filed 10/01/79 and signed 9/27/79 (4)

    (iv) Certificate of Change of Location of Registered Office and/or Registered Agent filed 2/26/80 and effective 2/8/80 (3)

    (v) Certificate of Amendment of Certification of Incorporation signed 4/26/83 and certified 2/12/85 (3)

    (vi) Certificate of Amendment of Certificate of Incorporation filed 10/22/84 and signed 10/19/84 (3)

    (vii) Certificate of Amendment of Certificate of Incorporation certified 8/31/94 and adopted 6/13/94 (3)

    (viii) Certificate of Amendment of Certificate of Incorporation of Security First Life Insurance Company (name change to MetLife Investors USA Insurance Company) filed 1/8/01 and signed 12/18/00 (3)

7   (i)        Reinsurance Agreement between MetLife Investors USA Insurance
               Company and Exeter Reassurance Company, Ltd. (effective
               April 1, 2010) (MGGI) (13)



    (ii)  (a)  Automatic Reinsurance Agreement between MetLife Investors USA
               Insurance Company and MetLife Insurance Company of Connecticut (effective as of January 1, 2011) (12)


          (b) Amendment No. 1 to Automatic Reinsurance Agreement effective as of January 1, 2011 (Agreement) between MetLife Investors USA Insurance Company (Cedent) and MetLife Insurance Company of Connecticut (Reinsurer) amended as of April 29, 2011 (12)

          (c) Amendment No. 2 to Automatic Reinsurance Agreement effective as of January 1, 2011 (Agreement) between MetLife Investors USA Insurance Company (Cedent) and MetLife Insurance Company of Connecticut (Reinsurer) amended as of December 1, 2011 (13)

    (iii)  (a)  Automatic Reinsurance Agreement between MetLife Investors USA
                Insurance Company and Exeter Reassurance Company, Ltd. (effective January 1, 2012) (13)

           (b) Amendment No. 1 to Automatic Reinsurance Agreement effective as of January 1, 2012 (Agreement) between MetLife Investors USA Insurance Company (Cedent) and Exeter Reassurance Company, Ltd. (Reinsurer) (14)

     (iv) Automatic Reinsurance Agreement between MetLife Investors USA Insurance Company and MetLife Insurance Company of Connecticut (effective 1/1/13) (15)


8.   (i)        Participation Agreement Among Met Investors Series Trust, Met
                Investors Advisory Corp., MetLife Investors Distribution
                Company and MetLife Investors USA Insurance Company (effective
                2-12-01) (3)

     (ii) Participation Agreement Among Variable Insurance Products Funds, Fidelity Distribution Corporation and MetLife Investors USA Insurance Company (effective 11-01-05) and Sub-License Agreement between Fidelity Distributors Corporation and MetLife Investors USA Insurance Company (effective
                11-01-05) (9)

9.              Opinion and Consent of Counsel (10)

10. Consent of Independent Registered Public Accounting Firm [to be filed by amendment]

11.             Not Applicable.

12.             Not Applicable.

13. (a) Powers of Attorney for Eric T. Steigerwalt, Susan A. Buffum, Elizabeth M. Forget, Lisa S. Kuklinski, Stephen M. Kessler, James J. Reilly and Peter M. Carlson. (14)

    (b)         Powers of Attorney for Kumar Das Gupta and Dina R. Lumerman (15)


(1) incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-54464 and 811-03365) filed electronically on January 26, 2001.

(2)             incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-54464 and 811-03365) filed electronically on April 30, 2003.

(3)             incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 6 to Form N-4 (File Nos.
                333-54464 and 811-03365) filed electronically on July 15, 2004.

(4) incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4/A (File Nos. 333-127553 and 811-03365) filed electronically on September 15, 2005.

(5)             incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 19 to Form N-4 (File Nos. 333-54464 and 811-03365) filed electronically on April 24, 2006.

(6)             incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 18 to Form N-4 (File Nos. 333-54466 and 811-03365) filed electronically on April 16, 2007.

(7)             incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 26 to Form N-4 (File Nos. 333-54464 and 811-03365) filed electronically on October 31, 2007.

(8)             incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 31 to Form N-4 (File Nos. 333-54464 and 811-03365) filed electronically on April 15, 2008.

(9)             incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 1 on Form N-4 (File Nos. 333-125756 and 811-03365) filed electronically on April 24, 2006.

(10)            incorporated herein by reference to Registrant's
                Pre-Effective Amendment No. 1 on Form N-4 (File Nos. 333-161443 and 811-03365) filed electronically on October 30, 2009.

(11)            incorporated herein by reference to Registrant's
                Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-161443 and 811-03365) filed electronically on April 21, 2011.

(12) incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (Files Nos. 333-176374 and 811-03365) filed electronically on September 2, 2011.

(13) incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-176374 and 811-03365) filed electronically on April 11, 2012.

(14) incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 to Form N-4 (File Nos. 333-161443 and 811-03365) filed electronically on April 11, 2013.

(15) incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-161443 and 811-03365) filed electronically on April 9, 2014.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address               Positions and Offices with Depositor

        Eric T. Steigerwalt                       Director, Chairman of the Board, President, and Chief
        Gragg Building                            Executive Officer
        11225 North Community House Road
        Charlotte, NC 28277

        Peter M. Carlson                          Executive Vice President and Chief Accounting Officer
        1095 Avenue of the Americas
        New York, NY 10036

        Susan A. Buffum                           Director
        10 Park Avenue
        Morristown, NJ 07962

        James J. Reilly                           Vice President-Finance (principal financial officer)
        One Financial Center Center, 21st Floor
        Boston, MA 02111

        Kieran R. Mullins                         Director
        Gragg Building
        11225 North Community House Road
        Charlotte, NC 28277

        Stephen M. Kessler                        Director
        300 Davidson Avenue
        Somerset, NJ 08873

        Elizabeth M. Forget                       Director and Executive Vice President
        1095 Avenue of the Americas
        New York, NY 10036

        Lisa S. Kuklinski                         Director and Vice President
        1095 Avenue of the Americans
        New York, NY 10036

        Kumar Das Gupta                           Director
        Gragg Building
        11225 North Community House Road
        Charlotte, NC 28277

        Dina R. Lumerman                          Director
        1095 Avenue of the Americas
        New York, NY 10036

        Tyla L. Reynolds                          Vice President and Secretary
        600 North King Street
        Wilmington, DE 19801

        John Peter Kyne III                       Vice President, Director of Compliance
        Gragg Building
        11225 North Community House Road
        Charlotte, NC 28277

        Jonathan L. Rosenthal                     Vice President, Chief Hedging Officer
        10 Park Avenue
        Morristown, NJ 07962

        Christopher A. Kremer                     Vice President
        One Financial Center, 21st Floor
        Boston, MA 02111

        Marian J. Zeldin                          Vice President
        501 Route 22
        Bridgewater, NJ 08807

        Karen A. Johnson                          Vice President
        One Financial Center, 21st Floor
        Boston, MA 02111


Name and Principal Business Address        Positions and Offices with Depositor

         Roberto Baron                     Vice President
         1095 Avenue of the Americas
         New York, NY 10036

         Gregory E. Illson                 Vice President
         One Financial Center
         Boston, MA 02111

         Jeffrey P. Halperin               Vice President
         Gragg Building
         11225 North Community House Road
         Charlotte, NC 28277

         Marlene B. Debel                  Treasurer
         1095 Avenue of the Americas
         New York, NY 10036

         Mark S. Reilly                    Vice President
         1300 Hall Boulevard
         Bloomfield, CT 06002-2910

         Gene L. Lunman                    Vice President
         Gragg Building
         11225 North Community House Road
         Charlotte, NC 28277

         Robert L. Staffier, Jr.           Vice President
         1 MetLife Plaza
         27-01 Queens Plaza North
         Long Island City, NY 11101

         Scott E. Andrews                  Vice President
         4700 Westown Pkwy., Suite 200
         West Des Moines, IA 50266

         Manish P. Bhatt                   Vice President
         1095 Avenue of the Americas
         New York, NY 10036

         Henry W. Blaylock                 Vice President
         200 Park Avenue, 12th Floor
         New York, NY 10166

         Cynthia Mallett                   Vice President
         One Financial Center, 20th Floor
         Boston, MA 02111

         Sabrina K. Model                  Vice President
         501 Route 22
         Bridgewater, NJ 08807

         John J. Iwanicki                  Vice President
         18210 Crane Nest Drive
         Tampa, FL 33647

         Nan D. Tecotzky                   Vice President
         200 Park Avenue, 12th Floor
         New York, NY 10166

         Andrew Kaniuk                     Vice President
         501 Route 22
         Bridgewater, NJ 08807

         Jodi Anatole                      Vice President
         1095 Avenue of the Americas
         New York, NY 10036

         Geoffrey A. Fradkin               Vice President
         501 Route 22
         Bridgewater, NJ 08807

         Lynn A. Dumais                    Vice President
         18210 Crane Nest Drive
         Tampa, FL 33647


Name and Principal Business Address   Positions and Offices with Depositor

  Timothy J. McLinden                 Vice President
  277 Park Avenue
  New York, NY 10172

  Henryk Sulikowski, Jr.              Vice President and Actuary
  18210 Crane Nest Drive
  Tampa, FL

  Stewart M. Ashkenazy                Vice President and Actuary, Illustration Actuary
  1095 Avenue of the Americas
  New York, NY 10036

  Enid M. Reichert                    Vice President and Appointed Actuary
  501 Route 22
  Bridgewater, NJ 08807


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

   The Registrant is a separate account of MetLife Investors USA Insurance Company under Delaware insurance law. MetLife Investors USA Insurance Company is a wholly-owned direct subsidiary of MetLife Insurance Company of Connecticut which in turn is a direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF June 30, 2014

The following is a list of subsidiaries of MetLife, Inc. updated as of June 30, 2014. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (DE)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    GlobalMKT S.A. (Uruguay)

      17.   MetLife Asia Limited (Hong Kong)

      18. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      19. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

N.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      34.   Euro CL Investments, LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC, (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

            a) 425 MKT, LLC (DE) - 52.5% of 425 MKT, LLC is owned by MetLife 425 MKT Member, LLC and 47.5% is owned by a third party. MetLife 425 MKT Member, LLC is the managing member of 425 MKT, LLC.

                 i) 425 MKT REIT, LLC (DE) - 99.9% of 425 MKT REIT, LLC is owned by 425 MKT, LLC and the remaining 0.1% by third parties.

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i) OFC REIT, LLC (DE) - 99.9% of OFC REIT, LLC is owned by OFC Boston and the remaining 0.1% is owned by third parties.

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MICC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

      77.   10700 Wilshire, LLC (DE)

      78.   Viridian Miracle Mile, LLC (DE)

      79.   MetLife Canada Solar ULC (Canada)

      80. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 20.2% by MICC, 5.4% by GALIC and 5% by MLI USA.

            a) 555 12th, LLC (DE) - 52.5% of 555 12th, LLC is owned by MetLife 555 12th Member, LLC and the remainder by a third party.

                 i)   555 12 REIT, LLC (DE)

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut ("MICC") (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MICC and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MICC.

      8.    MetLife USA Assignment Company (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MICC and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company ("MLI USA") (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MICC and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      20. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MICC, 22.2% by MLIC and 50% by a third party.

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b)   MetLife International PE Fund II, LP (Cayman Islands)

           c) MetLife International HF Partners, LP (Cayman Islands) - The General Partnership Interests of MetLife International HF Partners, LP is held by MetLife Alternatives GP, LLC; 91.49% of the Limited Partnership Interests is owned by MetLife Alico Life Insurance K.K. and 8.51% is owned by MetLife Insurance Company of Korea Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC; MCP SoCal Industrial-Redondo, LLC; MCP SoCal Industrial-Springdale, LLC; MCP SoCal Industrial-Concourse, LLC; MCP SoCal Industrial-Kellwood, LLC; MCP SoCal Industrial-Bernado, LLC; MCP SoCal Industrial-Canyon, LLC; MCP SoCal Industrial-Anaheim, LLC; MCP SoCal Industrial-LAX, LLC; MCP SoCal Industrial-Fullerton, LLC; MCP SoCal Industrial-Ontario, LLC; MCP SoCal Industrial-Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 100 Congress, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP Main Street Village, LLC; MCP Lodge At Lakecrest, LLC; MCP Ashton South End, LLC and MCP 3040 Port Oak, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

               b)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Master D (Russia)

                           1) Closed Joint Stock Company MetLife Insurance
                              Company (Russia) - 51% of Closed Joint Stock
                              Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   iii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9836% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) MetLife Towarzystwo Ubiezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           a) MetLife Services Sp z.o.o. (Poland)

                           b) MetLife Towartzystwo Funduszy Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      7.    ALICO Management Services Limited (United Kingdom)

      8. ALICO Trustees U.K. Ltd. (United Kingdom) - 50% of ALICO Trustees U.K. Ltd. is owned by ALICO and the remaining interest is owned by ITAS.

      9. PJSC MetLife (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by ITAS and the remaining 0.0006% is owned by Borderland Investment Limited.

      10.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      11. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      12.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      13. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by ITAS and the remaining interests are owned by third parties.

      14. MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas, SA de CV is owned by ALICO and 0.0002454% is owned by ITAS.

      15. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      16. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      17.   Alpha Properties, Inc. (USA-Delaware)

      18.   Beta Properties, Inc. (USA-Delaware)

      19.   Delta Properties Japan, Inc. (USA-Delaware)

      20.   Epsilon Properties Japan, Inc. (USA-Delaware)

      21.   Iris Properties, Inc. (USA-Delaware)

      22.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. CONTRACT OWNERS


    As of June 30, 2014, there were 410,396 owners of qualified contracts and 183,756 owners of non-qualified contracts offered by the Registrant (MetLife Investors USA Separate Account A).



ITEM 28. INDEMNIFICATION

   The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in Metlife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

   A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing sentence notwithstanding, if the Delaware General Corporation Law hereafter is amended to authorized further limitations of the liability of a director of a corporation, then a director of the corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article 7 by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):


Met Investors Series Trust
MetLife Investors USA Variable Life Account A
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
Metropolitan Life Variable Annuity Separate Account I
Metropolitan Life Variable Annuity Separate Account II
MetLife of CT Separate Account Eleven for Variable Annuities
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account
Separate Account No. 13S

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.

NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------  --------------------------------------

Elizabeth M. Forget                    Director and President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Paul A. LaPiana                        Director and Executive Vice President, National Sales Manager-Life
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Gerard Nigro                           Director
1 MetLife Plaza
2701 Queens Plaza North
Long Island City, NY 11101

John Peter Kyne, III                   Vice President, Director of Compliance
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

John G. Martinez                       Vice President and Chief Financial Officer
18210 Crane Nest Dr.
Tampa, FL 33647

Tyla L. Reynolds                       Vice President and Secretary
600 North King Street
Wilmington, DE 19801


NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------  ---------------------------------------

David DeCarlo                          Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Marlene B. Debel                       Treasurer
1095 Avenue of the Americas
New York, NY 10036



     (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                 (1)                          (2)             (3)          (4)         (5)
                                        Net Underwriting
                                         Discounts And   Compensation   Brokerage     Other
Name of Principal Underwriter             Commissions    On Redemption Commissions Compensation
-----------------------------           ---------------- ------------- ----------- ------------
MetLife Investors Distribution Company    $456,083,088        $0           $0
$0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

   (a) Registrant

   (b) MetLife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266

   (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110


   (d) MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036

   (e) MetLife Investors Insurance Company, 11225 North Community House Road, Charlotte, NC 28277


   (f) MetLife, 18210 Crane Nest Dr., Tampa, FL 33647


   (g) MetLife, One Financial Center, Boston, MA 02111


   (h) MetLife, 200 Park Avenue, New York, NY 10166

   (i) MetLife, 1125 17th Street, Denver, CO 80202


   (j) Fidelity 82 Devonshire Street, Boston, MA 02109


ITEM 31. MANAGEMENT SERVICES

   Not Applicable.

ITEM 32. UNDERTAKINGS

   a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

   b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   c. Registrant hereby undertakes to deliver any Statement of Additional

Information and any financial statement required to be made available under this Form promptly upon written or oral request.

                                REPRESENTATIONS

   MetLife Investors USA Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has caused this Registration Statement to be signed on its behalf, in the City of New York, and the state of New York, on the 28th day of August, 2014.


     METLIFE INVESTORS USA SEPARATE ACCOUNT A
     (Registrant)

     By: METLIFE INVESTORS USA INSURANCE COMPANY

         /s/ Elizabeth M. Forget
         ------------------------------
     By: Elizabeth M. Forget
         Executive Vice President


     By: METLIFE INVESTORS USA INSURANCE COMPANY
         (Depositor)

         /s/ Elizabeth M. Forget
         ------------------------------
     By: Elizabeth M. Forget
         Executive Vice President

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 28, 2014.

/s/ Eric T. Steigerwalt*           Director, Chairman of the Board, President
------------------------------     and Chief Executive Officer
Eric T. Steigerwalt

/s/ Peter M. Carlson*              Executive Vice President and Chief
------------------------------     Accounting Officer
Peter M. Carlson

/s/ James J. Reilly*               Vice President-Finance (principal financial
------------------------------     officer)
James J. Reilly

/s/ Susan A. Buffum*               Director
------------------------------
Susan A. Buffum

/s/ Elizabeth M. Forget*           Director and Executive Vice President
------------------------------
Elizabeth M. Forget

/s/ Kumar Das Gupta*               Director
------------------------------
Kumar Das Gupta

/s/ Stephen M. Kessler*            Director
------------------------------
Stephen M. Kessler

/s/ Lisa S. Kuklinski*             Director and Vice President
------------------------------
Lisa S. Kuklinski

/s/ Dina R. Lumerman*              Director
------------------------------
Dina R. Lumerman

                                   Director
------------------------------
Kieran R. Mullins


*By: /s/ Michele H. Abate
     ------------------------------
     Michele H. Abate, Attorney-In-Fact
     August 28, 2014

*MetLife Investors USA Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File Nos. 333-161443/811-03365) filed as Exhibit 13 on April 12, 2013, except for the powers of attorney for Kumar Das Gupta and Dina R. Lumerman which are incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to the Registration Statement on Form N-4
(File Nos. 333-161443/811-03365) filed as Exhibit 13(b) on April 9, 2014.